UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2010

Structured International Equity Funds
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International
Equity Funds

■	STRUCTURED EMERGING MARKETS EQUITY FUND

■	STRUCTURED INTERNATIONAL EQUITY FUND

■	STRUCTURED INTERNATIONAL SMALL CAP FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	4
Portfolio Management Discussions and Performance Summaries	7
Schedules of Investments	25
Financial Statements	50
Notes to Financial Statements	54
Financial Highlights	68
Report of Independent Registered Public Accounting Firm	74
Other Information	75

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small cap companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity
Investment Process

■ Comprehensive — We forecast returns on approximately 10,000 stocks, 18 countries and 9 currencies on a daily basis.

■ Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■ Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■ Blend top-down market views with bottom-up stock selection.

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

Enhancements Made to Proprietary Quantitative Model During the One-Year Period Ended October 31, 2010

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the one-year period ended October 31, 2010. We continued to refine our process to adjust for crowding,1 which has the potential to shorten the length of time that signals within our investment themes are effective. In addition, we expanded our model’s cross-company linkage signals to examine relationships between global companies that are economically related. Further, we implemented a new signal within our Momentum theme that seeks to exploit under-reaction to value-relevant news events. During the second calendar quarter of 2010, we improved the factor timing within our Momentum investment theme and continued to extend our risk model enhancements to smaller regions. We also continued to improve our model generation infrastructure, particularly for smaller regions and with regard to global transactions costs. During the third calendar quarter, we introduced a signal across all regions within our Profitability investment theme that seeks to gain exposure to companies that have an attractive product mix across regions and lines of business. In our Japanese equity model, we implemented a new signal within our Sentiment theme that extracts qualitative information about the prospects for Japanese companies from publications that provide comprehensive overviews of individual company performance. We believe these enhancements have predictive ability and will add value to our process over time.

[1]	Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Changes Made to the Team’s Management

Robert B. Litterman, the Chairman of Quantitative Investment Strategies (QIS), retired at the end of 2009 following 23 years of distinguished service.

Kent Daniel, Managing Director and former co-CIO, has left the firm to pursue other personal and professional objectives. Bill Fallon, Managing Director and co-CIO of the QIS macro business, has assumed Kent’s research and co-CIO responsibilities for the QIS equity team. Katinka Domotorffy remains Chief Investment Officer and Head of QIS.

Don Mulvihill, Managing Director, has been named the co-CIO with Katinka Domotorffy of a new Customized Beta Strategies (CBS) team within QIS. The CBS team centralizes the QIS beta-driven solutions, including the Financial Solutions Group (focused on beta replication, currency hedging, drawdown risk management and transition management) as well as tax-advantaged solutions and other customized beta strategies.

Peter Zangari, formerly the Head of Implementation for the QIS equity strategies, has assumed the new role of Head of Risk Management for QIS.

Adrien Vesval, Managing Director and Portfolio Manager on the QIS team, has left the firm to pursue other opportunities. His responsibilities have been assumed primarily by Bernard Yoo, Vice President and Portfolio Manager, and the existing members of the QIS volatility team. Silverio Foresi, formerly Head of QIS trading, has left the QIS team to serve as Head of Analytics and Attribution in Goldman Sachs Asset Management’s Office of the CIO. Rich Vanecek, the Chief Operating Officer of Trading for the QIS team, and Jeff Bacidore, the head of QIS’s algorithmic trading, will co-manage the QIS trading desk. Michael Nigro, Vice President and Portfolio Manager on the QIS team, has left the firm to pursue other opportunities.

MARKET REVIEW

Goldman Sachs Structured International
Equity Funds

Market Review

Overall, global stock markets generated healthy gains during the 12 months ended October 31, 2010 (the “Reporting Period”). The solid performance, however, masked significant volatility.

Through early May, investor sentiment was generally positive even as the economic and corporate backdrop remained mixed. The U.S. and Europe officially came out of recession toward the end of 2009, though economic data remained lackluster and corporate earnings reflected the benefits of cost cutting rather than significant increases in revenues. U.S. labor and housing data also continued to lack a definitive trend. Still, strength in consumer spending, high levels of corporate cash and reiteration of ongoing accommodative monetary policy bolstered investor sentiment and global equity returns. Commodities prices generally remained strong, supporting equity performance in many emerging market economies. A strong pick-up in Asian demand, particularly from China, further encouraged emerging market equities, although actual or looming interest rate increases tempered the equity markets in many high-growth emerging markets during the first quarter of 2010, as their central banks sought to prevent economic overheating and keep inflation in check.

Then, sovereign debt concerns flared as headlines about the crisis in Greece and other peripheral European nations dominated. Greece had been downgraded by several ratings agencies and Spain’s and Portugal’s outlooks were revised from stable to negative toward the end of 2009. However, the impact of such revisions was not felt in global equity markets for several months. As the sovereign debt crisis hit in earnest, international and emerging markets equities alike suffered a sharp drop in May. Investors also increasingly focused on the impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam.

Another factor impacting the global equity markets was the weight of fiscal austerity under which both Europe and Japan operated. Attempts to cut substantial budget deficits made many investors worried that such austerity packages would further hinder global economic growth, which was already showing signs of slowing. Suffering from proximity to peripheral Europe, Hungary and Poland were among the worst performing emerging market countries during the global equity downturn, while Hungary additionally complicated matters with a misleading statement on its own sovereign default risk.

Beijing’s attempts to curb speculation in China’s property markets and a downward revision of China’s leading economic indicators also dampened enthusiasm, particularly in the local Chinese market. Initial reaction to China’s long-awaited announcement that it would begin to let the renminbi appreciate against the U.S. dollar was positive, but excitement subsided as it became clear that Beijing would continue to tightly manage the process, mitigating any immediate impact. Fears that Chinese, and therefore global, demand might be slowing particularly hit commodity prices and their stocks worldwide, while high crude oil inventory levels following the disastrous oil spill in the Gulf of Mexico further pressured energy stocks. Mining stocks were similarly weak on fears of slowing demand combined with uncertainty over tax legislation in Australia. Heavy declines in these sectors drove significant underperformance in both Russia and Brazil, despite robust economic growth in the latter.

MARKET REVIEW

When the International Monetary Fund, in concert with the European Central Bank and other central banks, announced plans for a liquidity facility that would allow what are known as the PIIGS nations (Portugal, Italy, Ireland, Greece and Spain) to borrow at reasonable rates, international developed and emerging markets equities rebounded. Reports of bank stress tests also restored some level of confidence in Europe’s financial structure, helping global equity markets to roar back during the third calendar quarter and through October, fueled by corporate earnings growth that generally surprised to the upside. Record demand for steel; potential shortages in copper, whose prices hit a two-year high; gold at more than $1,300 an ounce; and a 12-year high in coffee prices propelled countries and stocks that benefit from soaring commodity prices. Emerging market equities surged especially strongly amidst reports of robust domestic demand and economic growth as well as of heightened merger and acquisition activity and strong currencies.

Currency movements were a major influence on equity market behavior through much of the Reporting Period. Early in the Reporting Period, sovereign debt concerns began to weigh on the euro, which lost approximately 20% versus the U.S. dollar from its late 2009 high to its May 2010 low. This significant weakness in the euro contributed to strong export and production data in countries such as Germany. The yen, which would spend most of the Reporting Period rising significantly, actually weakened during the first quarter, which prompted a rally in Japanese equities during those months. During the second quarter of 2010, Europe’s troubles further reverberated in worldwide equity markets via a significant depreciation in the euro versus the U.S. dollar and the yen. While the positive effect for Europe was evidenced in steadily rising German manufacturing surveys and export sectors, such as autos, it was a headwind for export-driven Japan and potentially for the U.S. economic recovery. For investors viewing global portfolios in U.S. dollars, it significantly reduced investment returns. Remember, as the value of the U.S. dollar increases relative to other currencies, the dollar value of foreign investments typically decreases and vice versa. In the last four months or so of the Reporting Period, continued lackluster economic data from the U.S. increased expectations of a second round of quantitative easing by the Federal Reserve (the “Fed”). Such expectations weighed on the U.S. dollar but encouraged U.S. equities. The euro gained 10% versus the U.S. dollar during the third quarter of 2010 and rose further in October, significantly enhancing returns of European stocks viewed in U.S. dollars. Meanwhile, the yen continued to make new 15-year highs against the U.S. dollar, finally prompting intervention from Japan’s central bank. Japanese stocks were heavily penalized for the yen’s strength through most of the annual period, as it was viewed as particularly negative for Japan’s many export-oriented companies.

International Equity

Against this backdrop, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (the “MSCI EAFE Index”) gained 8.36% during the Reporting Period. Sixteen of the 22 countries in the MSCI EAFE Index were up for the Reporting Period, with Singapore (+29.64) and Denmark (+26.22%) posting the largest gains. The United Kingdom (+12.51%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

MARKET REVIEW

In terms of sectors, eight of the 10 sectors in the MSCI EAFE Index posted positive results during the Reporting Period, with the materials (+20.30%) and consumer discretionary (+17.42%) sectors gaining the most. The materials sector was the largest positive contributor on the basis of impact.

Emerging Markets Equity

The MSCI Emerging Markets Index gained 23.56% during the Reporting Period. Nineteen of the 21 countries in the MSCI Emerging Markets Index were up for the period, with Colombia (+77.24%) and Chile (+61.44%), posting the largest gains. Brazil (+16.85%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All 10 sectors in the MSCI Emerging Markets Index were positive for the Reporting Period, with consumer discretionary (+46.24%) and consumer staples (+44.57%) gaining the most. The financials sector was the largest contributor on the basis of impact.

International Small Cap Equity

The MSCI EAFE Small Cap Index (net) gained 14.23% during the Reporting Period. Seventeen of the 22 countries in the Index were up, with Hong Kong (+37.81%) and Singapore (+35.85%) posting the greatest gains. The United Kingdom (+21.66%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All 10 sectors in the MSCI EAFE Small Cap Index (net) posted positive results for the Reporting Period, with materials (+29.95%), telecommunication services (+25.78%) and industrials (+16.62%) increasing the most. The industrials sector was the largest positive contributor on the basis of impact.

Looking Ahead

In the coming months, we believe cheaper stocks should outpace more expensive ones. Stocks with good momentum are likely, in our opinion, to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance potentially the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 25.91%, 25.07% and 26.56%, respectively. These returns compare to the 23.56% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net of dividend withholding taxes) (the “Index”), during the same period.

The Fund’s Class IR Shares were launched on August 31, 2010. During the period from inception on August 31, 2010 to October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 17.08%. This compares to the 14.34% cumulative total return of the Index during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

Although our country/currency selection strategy detracted from the Fund’s relative performance during the Reporting Period, our stock selection strategy, which uses stock selection models based on five investment themes, contributed positively. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and four of its five investment themes contributed to the Fund’s relative performance during the Reporting Period.

Profitability was the Fund’s best-performing theme during the Reporting Period. Our Profitability theme assesses whether a company is earning more than its cost of capital. Momentum, Sentiment and Quality also enhanced returns. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Valuation was the only theme that detracted from the Fund’s relative results during the Reporting Period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we believe should outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Our security selection in the materials, financials and consumer staples sectors added the most to the Fund’s relative returns during the Reporting Period. Specifically, the Fund benefited from its overweight to Centros Comerciales Sudamericanos, a South American retailer; LG Display, a South Korea-based manufacturer of LCD panels; and Turkiye Is Bankasi, a Turkish bank.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the energy, health care and information technology sectors detracted from the Fund’s relative performance during the Reporting Period. The Fund was hampered by its overweighted positions in South Korea-based electronics manufacturer Samsung Electronics; Chinese oil and natural gas producer PetroChina; and Taiwan-based maker of computers and computer components Asustek Computer.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted from the Fund’s relative results during the Reporting Period. An overweighted position in Taiwan, as well as underweighted positions in Indonesia and Thailand, dampened performance. Overweighted positions in South Korea, Turkey and Mexico contributed.

We made our picks using our proprietary models, which are based on five investment themes specific to the country/currency selection strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings in Thailand, Poland and Chile during the Reporting Period and decreased its weightings in Taiwan, South Africa and China.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, financials, consumer discretionary, materials, industrials and consumer staples sectors relative to the Index. It was underweight the information technology, telecommunication services, utilities and health care sectors.

In terms of countries, the Fund was overweight Chile, Thailand, Poland, Egypt, Turkey and South Korea relative to the Index at the end of the Reporting Period. The Fund was underweight South Africa, Brazil, Taiwan, China, Russia, Malaysia, Mexico, Indonesia, Colombia, Peru, Hungary, Czech Republic and Morocco. The Fund was relatively neutral in the Philippines and India relative to the Index.

FUND BASICS

Structured Emerging Markets Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI Emerging
November 1, 2009–October 31, 2010	(based on NAV)[1]	Markets (EM)-Net[2]

Class A	25.91%	23.56%
Class C	25.07	23.56
Institutional	26.56	23.56

August 31, 2010–October 31, 2010

Class IR	17.08%	14.34%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI Emerging Markets Standard Index (unhedged, with dividend reinvested, net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is divided into large and mid cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in each market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	10.86%	-6.37%	10/05/07
Class C	15.37	-5.12	10/05/07
Institutional	17.74	-4.17	10/05/07
Class IR	N/A	11.21	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.76%
Class C	2.20	2.51
Institutional	1.05	1.36
Class IR	1.20	1.51

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	4.9%	Semiconductors & Semiconductor Equipment	South Korea
Centros Comerciales Sudamericanos SA	3.5	Food & Staples Retailing	Chile
Bank of China Ltd. Class H	3.3	Banks	China
Turkiye Is Bankasi Class C	3.0	Banks	Turkey
MMC Norilsk Nickel ADR	3.0	Materials	Russia
Hyundai Motor Co. Preference Shares	2.8	Automobiles & Components	South Korea
PetroChina Co. Ltd. Class H	2.8	Energy	China
KGHM Polska Miedz SA	2.8	Materials	Poland
China Construction Bank Corp. Class H	2.5	Banks	China
Petroleo Brasileiro SA ADR	2.3	Energy	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at October 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange-traded.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets (Net) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Since Inception

Class A (Commenced October 5, 2007)
Excluding sales charges	25.91%	–2.84%
Including sales charges	18.91%	–4.61%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	25.07%	–3.39%
Including contingent deferred sales charges	24.06%	–3.39%

Institutional Shares (Commenced October 5, 2007)	26.56%	–2.43%

Class IR (Commenced August 31, 2010)	n/a	17.08%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 8.59%, 7.83%, 7.78%, 9.05%, 8.49%, 8.77% and 8.30%, respectively. These returns compare to the 8.36% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy contributed to the Fund’s relative performance, while our stock selection strategy, which uses stock selection models based on six investment themes, detracted from results. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes detracted from the Fund’s relative results during the Reporting Period. Our Momentum theme was our weakest performing theme, followed by Profitability. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Profitability assesses whether a company is earning more than its cost of capital. Sentiment and Quality also detracted, though to a lesser extent. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Management and Valuation contributed positively to the Fund’s performance versus the Index. Our Management theme assesses the characteristics, policies and strategic decisions of company management. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we believe should outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Security selection in the financials, consumer discretionary and industrials sectors was the most successful during the Reporting Period. The Fund benefited from its overweighted positions in Compagnie Financière Richemont, a French luxury goods retailer; Koninklijke DSM, a

PORTFOLIO RESULTS

Netherlands-based diversified chemicals company; and Peugeot, a French carmaker. We chose to overweight Compagnie Financière Richemont because of our positive views on Momentum and Quality. The overweight to Koninklijke DSM was adopted as a result of our positive views on Valuation and Quality, while the Fund’s overweighted position in Peugeot was assumed because of our positive views on Valuation and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Our stock picks in consumer staples, materials and utilities detracted from the Fund’s relative performance during the Reporting Period. In particular, the Fund held overweighted positions in German energy corporation E.ON; Spanish bank holding company Banco Santander; and Japan-based manufacturer of integrated circuits for computers Elpida Memory. The overweight in E.ON was adopted because of our positive views on Quality and Momentum. The Fund was overweight Banco Santander as a result of our positive views on Profitability and Management. The Fund was overweight Elpida Memory because of our positive views on Sentiment and Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy enhanced the Fund’s relative performance during the Reporting Period. The Fund benefited from its overweighted positions in Sweden, Hong Kong and Germany. Detracting were overweighted positions in the Netherlands and Austria and an underweighted position in Australia.

We made our picks using our proprietary models, which are based on five investment themes specific to the country/currency selection strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weightings in the Netherlands, Sweden and France relative to the Index. We decreased its weightings versus the Index in Australia, Spain and the United Kingdom.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the telecommunication services, materials, consumer staples, consumer discretionary, utilities and information technology sectors relative to the Index. The Fund was underweight health care and financials. It was relatively neutral to the Index in the energy and industrials sector.

In terms of countries, the Fund was overweight Germany, the Netherlands, Belgium, Sweden, France, Hong Kong, Norway and Austria relative to the Index at the end of the Reporting Period. It was underweight Switzerland, the U.K., Australia, Japan, Spain, Italy, Finland, Denmark, Greece and Portugal. The Fund was relatively neutral compared to the Index in Ireland, Singapore, Israel and New Zealand.

FUND BASICS

Structured International Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2009–October 31, 2010	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	8.59%	8.36%
Class B	7.83	8.36
Class C	7.78	8.36
Institutional	9.05	8.36
Service	8.49	8.36
Class IR	8.77	8.36
Class R	8.30	8.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Standard Index (Europe, Australasia, Far East, unhedged, with dividend reinvested, net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index is divided into large and mid cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in each market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-4.14%	0.23%	2.12%	2.40%	8/15/97
Class B	-4.36	0.20	2.18	2.52	8/15/97
Class C	-0.27	0.63	2.06	2.24	8/15/97
Institutional	1.89	1.78	3.22	3.40	8/15/97
Service	1.43	1.28	2.71	2.89	8/15/97
Class IR	1.72	N/A	N/A	-10.75	11/30/07
Class R	1.26	N/A	N/A	-11.18	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.32%
Class B	2.00	2.07
Class C	2.00	2.07
Institutional	0.85	0.92
Service	1.35	1.42
Class IR	1.00	1.07
Class R	1.50	1.57

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

E.ON AG	3.2%	Utilities	Germany
Koninklijke DSM NV	2.2	Materials	Netherlands
France Telecom SA	1.9	Telecommunication Services	France
Banco Santander SA	1.9	Banks	Spain
AstraZeneca PLC	1.7	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Total SA	1.6	Energy	France
Imperial Tobacco Group PLC	1.6	Food, Beverage & Tobacco	United Kingdom
Honda Motor Co. Ltd.	1.6	Automobiles & Components	Japan
HSBC Holdings PLC	1.6	Banks	United Kingdom
BNP Paribas SA	1.5	Banks	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at October 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange-traded.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 15, 1997)
Excluding sales charges	8.59%	2.74%	3.36%	3.13%
Including sales charges	2.61%	1.58%	2.78%	2.70%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	7.83%	1.99%	2.84%	2.81%
Including contingent deferred sales charges	2.76%	1.58%	2.84%	2.81%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	7.78%	2.00%	2.70%	2.52%
Including contingent deferred sales charges	6.77%	2.00%	2.70%	2.52%

Institutional Shares (Commenced August 15, 1997)	9.05%	3.17%	3.88%	3.69%

Service Shares (Commenced August 15, 1997)	8.49%	2.65%	3.37%	3.18%

Class IR (Commenced November 30, 2007)	8.77%	n/a	n/a	–9.25%

Class R (Commenced November 30, 2007)	8.30%	n/a	n/a	–9.67%

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 19.36%, 18.50% and 19.67%, respectively. These returns compare to the 14.23% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

The Fund’s Class IR Shares were launched on August 31, 2010. During the period from inception on August 31, 2010 to October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 17.29%. This compares to the 15.70% cumulative total return of the Index during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, our investment themes contributed to the Fund’s relative performance during the Reporting Period, with Management and Valuation contributing the most. Management assesses the characteristics, policies and strategic decisions of company management. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Sentiment and Momentum themes also added value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Momentum predicts drift in stock prices caused by under-reaction to company-specific information.

Profitability and Quality dampened results. Profitability assesses whether a company is earning more than its cost of capital, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Stock picks in the financials, consumer discretionary and information technology sectors added the most to the Fund’s relative returns during the Reporting Period. The Fund benefited from overweighted positions in Océ, a Netherlands-based print and document management company; Dominos Pizza UK & IRL, a U.K.-based franchisee of the international fast food pizza delivery chain; and Arkema, a French chemical manufacturer. Our positive views on Valuation and Momentum led to the overweights in Océ and Arkema. The Fund was overweight Dominos Pizza because of our positive views on Profitability and Quality.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the utilities and telecommunication services sectors hampered the Fund’s relative results during the Reporting Period. Detracting the most were overweighted positions in QinetiQ, a U.K.-based defense technology and security company; Johnston Press, a Scottish newspaper publisher; and Daikyo, a Japanese real estate company. The overweight in QinetiQ was adopted because of our positive views on Profitability and Valuation. Our positive views on Momentum and Valuation resulted in the overweight in Johnston Press, while our positive views on Valuation and Quality led to the Fund’s overweight in Daikyo.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	The Fund’s overweighted positions in French and German stocks and an underweighted position in Japanese equities contributed to relative performance. Detracting were underweighted positions in the stocks of companies based in the U.K., Switzerland and New Zealand. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings relative to the Index in Germany, Sweden and France and to decrease the Fund’s weightings in the Netherlands, Belgium and Finland.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight materials, consumer discretionary and information technology relative to the Index. The Fund was underweight financials, industrials, energy, telecommunication services, health care, utilities and consumer staples compared to the Index at the end of the Reporting Period.

In terms of countries, the Fund was overweight Germany, Sweden, Norway, France and Austria relative to the Index. It was underweight Spain, Greece, Switzerland, Finland, Belgium and Italy. The Fund was neutral relative to the Index in Portugal, Denmark, the U.K., Hong Kong, Japan, Israel, Singapore, New Zealand, Australia, Ireland and the Netherlands at the end of the Reporting Period.

FUND BASICS

Structured International Small Cap Fund
as of October 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2009–October 31, 2010	(based on NAV)[1]	Small Cap (Net) Index[2]

Class A	19.36%	14.23%
Class C	18.50	14.23
Institutional	19.67	14.23

August 31, 2010–October 31, 2010

Class IR	17.29%	15.70%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	The MSCI EAFE Small Cap Index (Europe, Australasia, Far East, unhedged, with dividend reinvested, net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Small Cap Index covers all investable companies with a market capitalization below that of the companies in the MSCI EAFE Standard Index, and targets approximately 99% coverage of each market’s free-float adjusted market capitalization. The MSCI EAFE Standard Index targets approximately 85% coverage of each market’s free-float adjusted market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	4.60%	-7.55%	9/28/07
Class C	8.89	-6.43	9/28/07
Institutional	10.98	-5.43	9/28/07
Class IR	N/A	11.86	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.74%
Class C	2.05	2.49
Institutional	0.90	1.34
Class IR	1.05	1.49

[4]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business	Country

Domino’s Pizza UK & IRL PLC	1.4%	Consumer Services	United Kingdom
Arkema SA	1.0	Materials	France
Ansell Ltd.	0.9	Health Care Equipment & Services	Australia
Cookson Group PLC	0.8	Capital Goods	United Kingdom
Brit Insurance Holdings NV	0.8	Insurance	United Kingdom
DS Smith PLC	0.8	Materials	United Kingdom
Clariant AG (Registered)	0.8	Materials	Switzerland
Lanxess AG	0.7	Materials	Germany
Spark Infrastructure Group	0.7	Utilities	Australia
Valeo SA	0.7	Automobiles & Components	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 3.7% of the Fund’s net assets at October 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange-traded.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Small Cap (Net) Index (net of dividend withholding taxes), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Small Cap Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Since Inception

Class A (Commenced September 28, 2007)
Excluding sales charges	19.36%	–4.19%
Including sales charges	12.78%	–5.92%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	18.50%	–4.83%
Including contingent deferred sales charges	17.48%	–4.83%

Institutional Shares (Commenced September 28, 2007)	19.67%	–3.82%

Class IR (Commenced August 31, 2010)	n/a	17.29%	*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.8%

Brazil – 11.0%
40,300	Banco Bradesco SA ADR Preference Shares (Banks)	$838,240
146,600	Banco do Brasil SA (Banks)	2,838,365
447,200	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	4,892,031
43,800	Banco Santander Brasil SA ADR (Banks)	630,720
358,100	BM&F Bovespa SA (Diversified Financials)	2,986,448
387,300	BR Malls Participacoes SA (Real Estate)	3,637,700
48,500	Brasil Telecom SA Preference Shares (Telecommunication Services)*	356,270
4,800	Companhia de Bebidas das Americas (Food, Beverage & Tobacco)	542,756
29,100	Companhia de Saneamento de Minas Gerais (Utilities)	446,178
2,900	Confab Industrial SA Preference Shares (Materials)	10,609
19,700	Copel – Companhia Paranaense de Energia	456,612
69,975	Empresa Brasileira de Aeronautica SA ADR (Capital Goods)	2,018,779
18,300	Iochpe-Maxion SA (Capital Goods)	264,765
70,300	Marcopolo SA Preference Shares (Capital Goods)	281,150
10,900	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	134,944
278,400	Petroleo Brasileiro SA ADR (Energy)	9,499,008
501,500	Petroleo Brasileiro SA Preference Shares (Energy)	7,636,202
14,400	Tele Norte Leste Participacoes SA (Telecommunication Services)	288,288
27,300	Telecomunicacoes de Sao Paulo SA ADR Preference Shares (Telecommunication Services)(a)	668,850
272,700	Vale SA Preference A Shares (Materials)	7,658,310

		46,086,225

Chile – 6.2%
6,122	Banco de Credito e Inversiones (Banks)	369,910
18,759	Banco Santander Chile ADR (Banks)	1,737,834
1,866,418	Centros Comerciales Sudamericanos SA (Food & Staples Retailing)	14,541,005
48,740	Companhia Cervecerias Unidas SA (Food, Beverage & Tobacco)	545,013
397,046	Companhia Sudamericana de Vapores SA (Transportation)*	529,346
36,016	Empresa Nacional de Telecomunicaciones SA (Telecommunication Services)	572,376
27,804	Empresas CMPC SA (Materials)	1,494,930
76,070	Empresas COPEC SA (Capital Goods)	1,431,948
54,989	Enersis SA ADR (Utilities)	1,254,299
210,955	Ripley Corp. SA (Retailing)	294,686
289,315	S.A.C.I. SA Falabella (Retailing)	2,894,274

		25,665,621

China – 11.0%
23,256,000	Bank of China Ltd. Class H (Banks)	13,968,298
1,709,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	1,638,882
10,844,000	China Construction Bank Corp. Class H (Banks)	10,366,902
2,242,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	1,170,853
1,231,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	3,881,556
9,584,000	PetroChina Co. Ltd. Class H (Energy)	11,797,277
54,800	Sina Corp. Class H (Software & Services)*	3,085,240

		45,909,008

Egypt – 4.0%
350,617	Commercial International Bank SAE (Banks)	2,622,289
164,991	Egyptian Financial Group-Hermes Holding Co. (Diversified Financials)	823,271
13,869	ElSewedy Electric Co. (Capital Goods)*	129,138
60,279	National Societe Generale Bank SAE (Banks)	421,081
22,142	Orascom Construction Industries SAE (Capital Goods)	1,003,737
1,930,801	Orascom Telecom Holding SAE (Telecommunication Services)*	1,489,572
9,631	Sixth of October Development & Investment Co. (Real Estate)*	157,991
4,683,029	Talaat Moustafa Group Holding (Real Estate)*	6,103,900
1,310,904	Telecom Egypt SAE (Telecommunication Services)	3,992,606

		16,743,585

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 3.5%
428,000	Chaoda Modern Agriculture Holdings Ltd. (Food, Beverage & Tobacco)	$349,833
740,000	China Mobile Ltd. (Telecommunication Services)	7,557,112
168,000	China Unicom (Hong Kong) Ltd. (Telecommunication Services)	236,276
1,623,000	Citic Pacific Ltd. (Capital Goods)	4,339,528
267,000	CNOOC Ltd. (Energy)	557,421
492,000	COSCO International Holdings Ltd. (Capital Goods)	299,609
182,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	886,966
78,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	360,151
330,000	TPV Technology Ltd. (Technology Hardware & Equipment)	203,484

		14,790,380

India – 7.9%
1,361,504	Ashok Leyland Ltd. (Capital Goods)	2,329,201
74,031	Bajaj Holdings and Investment Ltd. (Diversified Financials)	1,461,031
74,843	Bank of India (Banks)	821,617
63,053	Escorts Ltd. (Capital Goods)	313,712
638,985	Federal Bank Ltd. (Banks)	6,799,224
475,643	Hindalco Industries Ltd. (Materials)	2,261,883
352,070	Indiabulls Financial Services Ltd. (Diversified Financials)	1,754,189
968,329	Indian Bank (Banks)	6,377,159
608,497	Indian Oil Corp. Ltd. (Energy)	5,723,761
82,007	Oil & Natural Gas Corp. Ltd. (Energy)	2,411,828
147,831	Shipping Corp of India Ltd. (Transportation)	576,584
72,756	Sterlite Industries (India) Ltd. (Materials)	278,467
44,007	Tata Motors Ltd. (Capital Goods)	1,152,754
270,657	UCO Bank (Banks)	766,361

		33,027,771

Indonesia – 1.4%
1,970,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	861,568
349,500	PT Charoen Pokphand Indonesia Tbk (Food, Beverage & Tobacco)	335,371
264,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	542,053
4,066,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	2,371,384
1,995,000	PT International Nickel Indonesia Tbk (Materials)	1,065,766
1,187,500	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	356,684
211,500	PT Tambang Batubara Bukit Asam Tbk (Energy)	466,033

		5,998,859

Mexico – 3.1%
212,600	Alfa SAB de CV Class A (Capital Goods)	1,773,733
40,145	America Movil SAB de CV Series L ADR (Telecommunication Services)	2,298,703
240,900	Empresas ICA SAB de CV (Capital Goods)*	635,220
36,170	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,986,095
656,900	Grupo Carso SAB de CV Series A-1 (Capital Goods)	3,785,634
289,700	Grupo Modelo SAB de CV (Food, Beverage & Tobacco)	1,623,521
247,300	Organizacion Soriana SAB de CV Class B (Food & Staples Retailing)	753,235

		12,856,141

Philippines – 0.7%
194,180	Banco de Oro Unibank, Inc. (Banks)	275,347
469,600	DMCI Holdings, Inc. (Capital Goods)	417,306
16,295	Philippine Long Distance Telephone Co. ADR (Telecommunication Services)	1,012,408
627,590	The Metropolitan Bank and Trust Co. (Banks)	1,141,213

		2,846,274

Poland – 5.8%
8,327	Asseco Poland SA (Software & Services)	153,903
19,248	Eurocash SA (Food & Staples Retailing)	176,526
256,314	KGHM Polska Miedz SA (Materials)	11,510,976
195,638	Polska Grupa Energetyczna SA (Utilities)	1,500,709
220,853	Polski Koncern Naftowy Orlen SA (Energy)*	3,114,045
76,713	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	1,210,300
1,258,567	Tauron Polska Energia SA (Utilities)*	2,874,580

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Poland – (continued)

554,376	Telekomunikacja Polska SA (Telecommunication Services)	$3,530,080

		24,071,119

Russia – 6.7%
47,573,700	Federal Hydrogenerating Co. (Utilities)*	2,434,004
662,130	MMC Norilsk Nickel ADR (Materials)	12,348,724
186,023	OAO Gazprom ADR (Energy)	4,072,982
114,692	OAO Lukoil ADR (Energy)	6,403,064
22,807	OAO Severstal GDR (Materials)*	307,050
4,892,484	OAO Surgutneftegaz Preference Shares (Energy)	2,458,518

		28,024,342

South Africa – 2.1%
324,439	AVI Ltd. (Food, Beverage & Tobacco)	1,296,830
14,960	Gold Fields Ltd. ADR (Materials)	235,919
385,735	Imperial Holdings Ltd. (Retailing)	6,304,898
38,472	Mondi Ltd. (Materials)	320,454
7,265	MTN Group Ltd. (Telecommunication Services)	130,697
26,322	Tongaat Hulett Ltd. (Food, Beverage & Tobacco)*	369,402

		8,658,200

South Korea – 16.5%
13,535	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	2,607,781
5,416	CJ Corp. (Capital Goods)	381,768
21,400	Dongbu HiTek Co. Ltd. (Materials)*	212,273
187,730	Hanwha Chemical Corp. (Materials)	5,112,607
25,359	Honam Petrochemical Corp. (Materials)	5,605,531
10,132	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	3,305,055
66,346	Hyundai Motor Co. (Automobiles & Components)	10,043,777
32,444	Hyundai Motor Co. Preference Shares (Automobiles & Components)	1,792,679
19,088	Hyundai Steel Co. Ltd. (Materials)	1,853,450
90,680	Kia Motors Corp. (Automobiles & Components)	3,628,241
24,250	Kolon Corp. (Materials)	804,855
15,070	Korea Petrochemical Industrial Co. Ltd. (Materials)	1,160,195
221,790	KP Chemical Corp. (Materials)	3,307,734
10,808	LG Corp. (Capital Goods)	773,223
2,775	Lotte Shopping Co. Ltd. (Retailing)	1,136,848
1,114	Pacific Corp. (Household & Personal Products)	174,314
59,150	S&T Dynamics Co. Ltd. (Automobiles & Components)	1,287,636
30,947	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,531,042
7,005	Sindoh Co. Ltd. (Technology Hardware & Equipment)	338,655
73,034	SK Chemicals Co. Ltd. (Materials)	4,077,860
3,474	SK Energy Co. Ltd. (Energy)	467,487
7,550	STX Engine Co. Ltd. (Capital Goods)	273,438

		68,876,449

Taiwan – 6.0%
2,808,000	China Manmade Fibers Corp. (Materials)*	1,322,845
3,110,000	Elitegroup Computer Systems Co. Ltd. (Technology Hardware & Equipment)	1,181,598
6,160,636	Fubon Financial Holding Co. Ltd. (Diversified Financials)	7,536,789
1,578,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	1,551,169
71,000	Hey Song Corp. (Food, Beverage & Tobacco)	57,153
17,000	HTC Corp. (Technology Hardware & Equipment)	385,516
8,516,880	Macronix International Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,237,471
934,440	Pou Chen Corp. (Consumer Durables & Apparel)	885,483
958,080	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	1,438,258
1,019,440	Radium Life Tech Co. Ltd. (Real Estate)	1,359,745
667,000	Sanyang Industry Co. Ltd. (Automobiles & Components)*	360,382
2,486,000	Systex Corp. (Software & Services)	3,500,467

		24,816,876

Thailand – 6.5%
1,591,200	Bangkok Bank PCL (Banks)	8,218,094
2,668,300	Charoen Pokphand Foods PCL (Food, Beverage & Tobacco)	2,077,774
218,500	Delta Electronics Thai PCL (Technology Hardware & Equipment)	231,768
292,500	Hana Microelectronics PCL (Technology Hardware & Equipment)	244,238
408,400	Kasikornbank PCL (Banks)	1,719,767

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Thailand – (continued)

1,149,300	PTT Exploration & Production PCL (Energy)	$6,574,215
414,600	PTT PCL (Energy)	4,200,181
205,200	Ratchaburi Electricity Generating Holding PCL (Utilities)	250,080
1,851,700	Thai Airways International PCL (Transportation)	2,886,145
405,300	Thai Oil PCL (Energy)	718,272

		27,120,534

Turkey – 5.3%
241,337	Haci Omer Sabanci Holding AS (Diversified Financials)	1,307,532
532,017	Koc Holding AS (Capital Goods)	2,504,303
2,802,249	Turkiye Is Bankasi AS Class C (Banks)	12,407,900
1,436,333	Turkiye Sinai Kalkinma Bankasi AS (Banks)	2,615,572
837,197	Yapi ve Kredi Bankasi AS (Banks)*	3,157,761

		21,993,068

Ukraine – 0.1%
24,523	Kernel Holding SA (Food, Beverage & Tobacco)*	536,805

TOTAL COMMON STOCKS
(Cost $325,802,751)		$408,021,257

Exchange Traded Fund – 2.0%

Other – 2.0%
173,485	Vanguard Emerging Markets ETF	$8,124,302
(Cost $8,071,183)

Shares	Rate	Value

Short-term Investment(b) – 0.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
1,813,269	0.100%	$1,813,269
(Cost $1,813,269)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $335,687,203)		$417,958,828

Securities Lending Reinvestment Vehicle(b)(c) – 0.1%

Boston Global Investment Trust – Enhanced Portfolio II
615,661	1.001%	$616,277
(Cost $616,277)

TOTAL INVESTMENTS – 100.3%
(Cost $336,303,480)		$418,575,105

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,208,767)

NET ASSETS – 100.0%		$417,366,338

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 98.0%

Australia – 4.8%
212,677	AGL Energy Ltd. (Utilities)	$3,357,980
560,207	Alumina Ltd. (Materials)	1,119,410
216,143	Australia & New Zealand Banking Group Ltd. (Banks)	5,273,186
290,479	BHP Billiton Ltd. (Materials)	12,002,964
77,617	Billabong International Ltd. (Consumer Durables & Apparel)	618,524
226,585	Caltex Australia Ltd. (Energy)	2,581,204
211,111	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	2,516,348
271,446	Commonwealth Bank of Australia (Banks)	13,049,303
1,330,291	Dexus Property Group (REIT)	1,083,442
273,540	Fairfax Media Ltd. (Media)	388,618
238,555	Fortescue Metals Group Ltd. (Materials)*	1,466,849
1,089,711	Foster’s Group Ltd. (Food, Beverage & Tobacco)	6,247,827
479,318	Goodman Fielder Ltd. (Food, Beverage & Tobacco)	696,871
110,018	GPT Group (REIT)	301,361
169,182	Incitec Pivot Ltd. (Materials)	619,492
212,112	Intoll Group (Transportation)	312,528
10,721	Leighton Holdings Ltd. (Capital Goods)	385,797
386,937	MAp Group (Transportation)	1,156,301
898,197	Metcash Ltd. (Food & Staples Retailing)	3,845,180
252,881	National Australia Bank Ltd. (Banks)	6,329,202
5,676	Newcrest Mining Ltd. (Materials)	223,373
187,773	Orica Ltd. (Materials)	4,639,812
4,781,265	OZ Minerals Ltd. (Materials)	7,374,157
72,895	Paladin Energy Ltd. (Energy)*	294,243
81,150	Rio Tinto Ltd. (Materials)	6,604,183
346,887	Santos Ltd. (Energy)	4,289,213
40,526	Sonic Healthcare Ltd. (Health Care Equipment & Services)	432,375
221,321	Tabcorp Holdings Ltd. (Consumer Services)	1,601,167
854,716	Tatts Group Ltd. (Consumer Services)	2,093,248
554,001	Telstra Corp. Ltd. (Telecommunication Services)	1,451,768
45,001	Toll Holdings Ltd. (Transportation)	273,753
437,290	Westfield Group (REIT)	5,318,491
655,591	Westpac Banking Corp. (Banks)	14,598,028
101,789	WorleyParsons Ltd. (Energy)	2,293,978

		114,840,176

Austria – 1.0%
25,850	Erste Group Bank AG (Banks)	1,167,941
264,486	OMV AG (Energy)	9,892,154
62,244	Raiffeisen International Bank Holding AG (Banks)	3,515,342
80,291	Vienna Insurance Group (Insurance)	4,316,716
116,880	Voestalpine AG (Materials)	4,641,226

		23,533,379

Belgium – 4.5%
1,614,616	Ageas SA (Insurance)	4,971,501
531,810	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	33,399,569
199,294	Delhaize Group SA (Food & Staples Retailing)	13,929,944
750,761	Dexia SA (Banks)*(a)	3,345,443
102,478	KBC Groep NV (Banks)*	4,462,333
39,505	Mobistar SA (Telecommunication Services)	2,615,208
211,149	Solvay SA (Materials)	22,375,421
177,583	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	6,888,766
330,252	Umicore NV (Materials)	15,561,190

		107,549,375

Bermuda – 0.2%
181,500	Seadrill Ltd. (Energy)(a)	5,509,599

China – 0.2%
1,075,000	Foxconn International Holdings Ltd. Class H (Technology Hardware & Equipment)*	794,111
1,996,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	2,892,888

		3,686,999

Denmark – 0.7%
86	A.P. Moller-Maersk A/S Class B (Transportation)	746,258
115,935	Carlsberg A/S Class B (Food, Beverage & Tobacco)	12,675,224
18,691	Coloplast A/S Class B (Health Care Equipment & Services)	2,314,502

		15,735,984

France – 11.5%
31,568	Alstom SA (Capital Goods)	1,594,242
170,026	AXA SA (Insurance)	3,100,750
482,364	BNP Paribas SA (Banks)	35,282,758
102,172	Bouygues SA (Capital Goods)	4,518,888
43,569	Casino Guichard Perrachon SA (Food & Staples Retailing)	4,099,004
80,870	Christian Dior SA (Consumer Durables & Apparel)	11,703,078
147,616	CNP Assurances SA (Insurance)	2,949,883
9,235	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	737,894

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

202,064	Credit Agricole SA (Banks)	$3,313,974
19,224	Fonciere Des Regions SA (REIT)	2,197,624
1,930,989	France Telecom SA (Telecommunication Services)	46,330,484
178,276	GDF Suez SA (Utilities)	7,123,366
252,010	Lagardere SCA (Media)	10,766,232
200,744	Legrand SA (Capital Goods)	7,751,449
184,178	M6 Metropole Television SA (Media)	4,508,441
329,266	Natixis SA (Banks)*	2,022,682
4,993	PPR SA (Retailing)	821,212
436,964	PSA Peugeot Citroen SA (Automobiles & Components)*	17,478,926
354,756	Renault SA (Automobiles & Components)*	19,804,789
182,348	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)	12,775,595
215,993	SCOR SE (Insurance)	5,310,865
134,870	Societe Television Francaise 1 (Media)	2,210,523
28,688	Sodexo SA (Consumer Services)	1,866,998
95,665	Technip SA (Energy)	8,059,119
712,310	Total SA (Energy)	38,773,817
27,279	Unibail-Rodamco SE (REIT)	5,691,666
23,474	Vinci SA (Capital Goods)	1,258,705
415,592	Vivendi SA (Media)	11,875,550

		273,928,514

Germany – 13.7%
54,353	Adidas AG (Registered) (Consumer Durables & Apparel)	3,540,110
105,779	Allianz SE (Registered) (Insurance)	13,246,397
125,375	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	9,351,345
196,593	Bayerische Motoren Werke AG (Automobiles & Components)	14,090,218
229,600	Celesio AG (Health Care Equipment & Services)	5,472,039
1,195,102	Commerzbank AG (Banks)*(a)	10,762,905
32,116	Daimler AG (Registered) (Automobiles & Components)*	2,114,967
356,399	Deutsche Bank AG (Registered) (Diversified Financials)	20,530,582
15,321	Deutsche Boerse AG (Diversified Financials)	1,077,808
318,896	Deutsche Post AG (Registered) (Transportation)	5,944,354
1,785,489	Deutsche Telekom AG (Registered) (Telecommunication Services)	25,865,196
2,434,246	E.ON AG (Utilities)	76,192,583
61,726	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	3,639,551
42,407	Hochtief AG (Capital Goods)	3,677,349
987,684	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)*	7,770,255
46,029	MAN SE (Capital Goods)	5,055,913
48,534	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	4,040,860
36,928	Metro AG (Food & Staples Retailing)	2,587,753
58,774	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	9,186,367
200,604	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	10,268,283
315,565	RWE AG (Utilities)	22,613,300
446,941	SAP AG (Software & Services)	23,285,131
262,333	Siemens AG (Registered) (Capital Goods)	29,936,078
266,237	Suedzucker AG (Food, Beverage & Tobacco)	6,286,068
493,411	TUI AG (Consumer Services)*(a)	5,753,684
25,397	Volkswagen AG (Automobiles & Components)(a)	3,329,455

		325,618,551

Hong Kong – 4.1%
2,354,500	BOC Hong Kong (Holdings) Ltd. (Banks)	7,405,454
264,000	Cathay Pacific Airways Ltd. (Transportation)	711,290
677,000	Cheung Kong Holdings Ltd. (Real Estate)	10,340,613
1,288,000	CLP Holdings Ltd. (Utilities)	10,470,707
990,736	Esprit Holdings Ltd. (Retailing)	5,347,207
639,000	Hang Lung Group Ltd. (Real Estate)	4,249,215
71,000	Hang Seng Bank Ltd. (Banks)	1,040,328
355,000	Hong Kong Electric Holdings Ltd. (Utilities)	2,256,836
196,100	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	4,328,642
1,156,000	Hutchison Whampoa Ltd. (Capital Goods)	11,416,911
56,000	Hysan Development Co. Ltd. (Real Estate)	216,885
106,500	Kerry Properties Ltd. (Real Estate)	591,652
54,000	Li & Fung Ltd. (Retailing)	285,920
2,184,327	New World Development Ltd. (Real Estate)	4,329,159

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

330,500	Orient Overseas International Ltd. (Transportation)	$2,904,475
616,000	Sands China Ltd. (Consumer Services)*	1,343,299
988,000	Swire Pacific Ltd. Class A (Real Estate)	14,063,116
44,000	Television Broadcasts Ltd. (Media)	235,212
781,516	The Link REIT (REIT)	2,412,103
674,000	The Wharf (Holdings) Ltd. (Real Estate)	4,437,782
1,210,000	Wheelock & Co. Ltd. (Real Estate)	4,249,247
956,800	Wynn Macau Ltd. (Consumer Services)*	2,118,554
624,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,238,203

		96,992,810

Ireland – 0.4%
322,767	CRH PLC (Materials)	5,569,583
105,196	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,857,951

		9,427,534

Israel – 0.8%
350,172	Bank Hapoalim BM (Banks)*	1,586,816
295,910	Bank Leumi Le-Israel BM (Banks)*	1,361,648
204,575	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	537,807
874	Delek Group Ltd. (Capital Goods)	243,855
29,394	Discount Investment Corp. (Capital Goods)	674,508
92,021	Israel Chemicals Ltd. (Materials)	1,404,422
79,996	Makhteshim Agan Industries Ltd. (Materials)*	403,637
42,065	Mizrahi Tefahot Bank Ltd. (Banks)	392,692
35,832	Partner Communications Co. Ltd. (Telecommunication Services)	727,650
205,253	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	10,652,630
733	The Israel Corp. Ltd. (Materials)*	786,245

		18,771,910

Italy – 1.5%
338,502	Fiat SpA (Automobiles & Components)	5,732,258
291,068	Finmeccanica SpA (Capital Goods)	4,067,387
5,415,300	Parmalat SpA (Food, Beverage & Tobacco)	14,886,274
7,880,546	Telecom Italia SpA (Telecommunication Services)	11,718,839

		36,404,758

Japan – 17.7%
91,900	Aeon Co. Ltd. (Food & Staples Retailing)	1,082,328
1,684,000	Amada Co. Ltd. (Capital Goods)	11,080,889
491,000	Asahi Glass Co. Ltd. (Capital Goods)	4,710,052
1,344,000	Asahi Kasei Corp. (Materials)	7,906,624
364,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	13,563,821
56,300	Bridgestone Corp. (Automobiles & Components)	1,007,843
559,200	Brother Industries Ltd. (Technology Hardware & Equipment)	7,138,753
236,700	Canon, Inc. (Technology Hardware & Equipment)	10,896,077
497	Central Japan Railway Co. (Transportation)	3,759,201
32,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	403,656
28,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	378,238
78,600	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	709,852
157,000	Daito Trust Construction Co. Ltd. (Real Estate)	9,493,881
57,000	Daiwa House Industry Co. Ltd. (Real Estate)	614,253
983,000	Daiwa Securities Group, Inc. (Diversified Financials)	4,007,910
5,500	East Japan Railway Co. (Transportation)	339,644
119,300	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,104,222
397,300	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*(a)	4,067,070
332,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	2,287,975
2,924	Fuji Media Holdings, Inc. (Media)	3,870,352
171,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	5,728,188
564,000	Fujitsu Ltd. (Technology Hardware & Equipment)	3,847,301

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

93,000	Fukuoka Financial Group, Inc. (Banks)	$360,701
311,000	Furukawa Electric Co. Ltd. (Capital Goods)	1,158,926
125,900	Hitachi Chemical Co. Ltd. (Materials)	2,335,510
805,000	Hitachi Ltd. (Technology Hardware & Equipment)	3,638,319
1,032,100	Honda Motor Co. Ltd. (Automobiles & Components)	37,205,952
566,000	Isuzu Motors Ltd. (Automobiles & Components)	2,173,962
435,200	ITOCHU Corp. (Capital Goods)	3,814,216
911	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,830,189
40,700	JFE Holdings, Inc. (Materials)	1,269,210
30,200	JSR Corp. (Materials)	520,922
1,193,600	JX Holdings, Inc. (Energy)	7,035,984
516,000	Kaneka Corp. (Materials)	3,191,748
240,300	Kao Corp. (Household & Personal Products)	6,107,696
410	KDDI Corp. (Telecommunication Services)	2,210,240
689,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	6,657,769
39,000	Kuraray Co. Ltd. (Materials)	558,568
36,100	Mabuchi Motor Co. Ltd. (Capital Goods)	1,910,998
101,800	Makita Corp. (Capital Goods)	3,569,395
332,000	Marubeni Corp. (Capital Goods)	2,085,597
241,600	Marui Group Co. Ltd. (Retailing)	1,898,554
2,387,000	Mazda Motor Corp. (Automobiles & Components)	6,066,437
66,200	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	3,055,721
96,800	Mitsubishi Corp. (Capital Goods)	2,325,105
362,000	Mitsubishi Electric Corp. (Capital Goods)	3,392,721
94,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	581,132
698,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,243,134
31,050	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	1,035,354
62,400	Mitsui & Co. Ltd. (Capital Goods)	981,390
508,000	Mitsui Chemicals, Inc. (Materials)	1,488,091
339,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	765,598
266,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	811,262
481,000	Mitsui OSK Lines Ltd. (Transportation)	3,076,163
3,451,100	Mizuho Financial Group, Inc. (Banks)	5,005,196
242,000	Mizuho Securities Co. Ltd. (Diversified Financials)	514,200
5,400	Nidec Corp. (Capital Goods)	533,258
18,100	Nintendo Co. Ltd. (Software & Services)	4,673,722
285	Nippon Building Fund, Inc. (REIT)	2,792,603
2,138,000	Nippon Express Co. Ltd. (Transportation)	8,495,030
1,516,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	3,326,826
514,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	23,222,202
467,000	Nippon Yusen Kabushiki Kaisha (Transportation)	1,958,997
583,600	Nissan Motor Co. Ltd. (Automobiles & Components)	5,129,151
517,500	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	6,407,429
999,000	Nisshin Steel Co. Ltd. (Materials)	1,799,633
69,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	698,470
18,000	Nitto Denko Corp. (Materials)	673,551
538,000	NKSJ Holdings, Inc. (Insurance)*	3,691,995
86	Nomura Real Estate Office Fund, Inc. (REIT)	528,897
73,000	NSK Ltd. (Capital Goods)	551,913
123	NTT Data Corp. (Software & Services)	378,202
2,811,000	Osaka Gas Co. Ltd. (Utilities)	10,615,483
858,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	12,002,235
80,000	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,989,038
248,000	Sapporo Hokuyo Holdings, Inc. (Banks)	1,022,546
196,400	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	3,204,173
125,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	794,136
56,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,320,822
883,100	Sojitz Corp. (Capital Goods)	1,623,239
74,000	Stanley Electric Co. Ltd. (Automobiles & Components)	1,240,332
937,500	Sumitomo Corp. (Capital Goods)	11,869,508
479,400	Sumitomo Electric Industries Ltd. (Capital Goods)	6,100,248

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

110,000	Sumitomo Metal Mining Co. Ltd. (Materials)	$1,750,465
122,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,647,395
214,700	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	2,307,577
57,000	Suruga Bank Ltd. (Banks)	513,234
86,100	Suzuki Motor Corp. (Automobiles & Components)	2,101,409
370,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	17,362,969
23,800	TDK Corp. (Technology Hardware & Equipment)	1,357,906
159,000	Teijin Ltd. (Materials)	588,715
2,491,000	The Bank of Yokohama Ltd. (Banks)	12,213,554
179,000	The Chiba Bank Ltd. (Banks)	1,105,118
169,000	The Nishi-Nippon City Bank Ltd. (Banks)	460,505
798,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	4,356,923
144,100	Tokio Marine Holdings, Inc. (Insurance)	4,051,494
197,000	Tokyo Gas Co. Ltd. (Utilities)	926,863
720,000	Tokyu Land Corp. (Real Estate)	3,281,174
531,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,265,471
1,023,000	Tosoh Corp. (Materials)	2,736,180
86,300	Toyota Motor Corp. (Automobiles & Components)	3,056,769
26,310	USS Co. Ltd. (Retailing)	2,043,877
1,956	West Japan Railway Co. (Transportation)	7,261,630
164,600	Yamaha Corp. (Consumer Durables & Apparel)	2,013,822
30,100	Yamato Kogyo Co. Ltd. (Materials)	769,899

		421,690,678

Luxembourg – 0.1%
82,847	ArcelorMittal SA (Materials)	2,680,795

Netherlands – 9.3%
430,378	Akzo Nobel NV (Materials)	25,564,738
207,266	ASML Holding NV (Semiconductors & Semiconductor Equipment)	6,870,840
21,245	Corio NV (REIT)	1,561,588
268,719	Heineken Holding NV (Food, Beverage & Tobacco)	11,590,630
166,647	Heineken NV (Food, Beverage & Tobacco)	8,459,837
355,950	ING Groep NV CVA (Diversified Financials)*	3,808,200
52,126	Koninklijke Boskalis Westminster NV (Capital Goods)	2,117,767
980,075	Koninklijke DSM NV (Materials)	52,451,803
627,359	Koninklijke KPN NV (Telecommunication Services)	10,477,651
478,881	Koninklijke Philips Electronics NV (Capital Goods)	14,606,987
917,529	Royal Dutch Shell PLC Class A (Energy)	29,761,967
790,264	Royal Dutch Shell PLC Class B (Energy)	25,289,737
254,841	TNT NV (Transportation)	6,777,248
755,797	Unilever NV CVA (Food, Beverage & Tobacco)	22,444,955

		221,783,948

New Zealand – 0.0%
341,610	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	533,185

Norway – 2.0%
306,877	DnB NOR ASA (Banks)	4,215,376
1,026,134	Norsk Hydro ASA (Materials)	6,298,767
589,003	Orkla ASA (Capital Goods)	5,708,260
1,087,501	Statoil ASA (Energy)	23,753,024
503,155	Telenor ASA (Telecommunication Services)	8,121,464

		48,096,891

Singapore – 1.6%
106,000	Ascendas Real Estate Investment Trust (REIT)	169,196
221,000	CapitaLand Ltd. (Real Estate)	666,643
755,000	CapitaMall Trust (REIT)	1,159,770
366,000	DBS Group Holdings Ltd. (Banks)	3,942,045
977,000	Fraser and Neave Ltd. (Capital Goods)	4,721,244
370,000	Genting Singapore PLC (Consumer Services)*	622,518
5,721,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	2,888,572
150,523	Jardine Cycle & Carriage Ltd. (Retailing)	4,585,978
378,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	2,640,484
220,000	SembCorp Industries Ltd. (Capital Goods)	780,755
182,520	Singapore Airlines Ltd. (Transportation)	2,238,422
1,711,780	Singapore Telecommunications Ltd. (Telecommunication Services)	4,101,432
370,000	United Overseas Bank Ltd. (Banks)	5,340,549

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

1,347,000	UOL Group Ltd. (Real Estate)	$4,747,150
69,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	342,853

		38,947,611

Spain – 2.2%
153,081	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,016,754
778,639	Banco de Sabadell SA (Banks)	3,789,759
3,540,510	Banco Santander SA (Banks)	45,444,343
106,140	Bankinter SA (Banks)	708,045
49,643	Fomento de Construcciones y Contratas SA (Capital Goods)	1,340,348

		53,299,249

Sweden – 6.1%
542,207	Alfa Laval AB (Capital Goods)	9,409,908
172,701	Assa Abloy AB Class B (Capital Goods)	4,428,442
436,748	Boliden AB (Materials)	7,415,699
209,051	Electrolux AB Class B (Consumer Durables & Apparel)	5,063,623
70,566	Hennes & Mauritz AB Class B (Retailing)	2,485,399
48,779	Holmen AB Class B (Materials)	1,548,464
798,700	Investor AB Class B (Diversified Financials)	16,393,862
3,076,023	Nordea Bank AB (Banks)	33,869,035
230,657	Sandvik AB (Capital Goods)	3,477,420
98,880	Scania AB Class B (Capital Goods)	2,102,429
834,995	Skandinaviska Enskilda Banken AB Class A (Banks)	6,473,212
781,426	Skanska AB Class B (Capital Goods)	14,954,079
160,755	SKF AB Class B (Capital Goods)	4,155,482
121,286	Svenska Cellulosa AB Class B (Materials)	1,880,293
135,608	Svenska Handelsbanken AB Class A (Banks)	4,436,249
415,396	Swedish Match AB (Food, Beverage & Tobacco)	11,620,651
550,391	Tele2 AB Class B (Telecommunication Services)	12,095,999
91,595	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,007,325
211,664	Volvo AB Class B (Capital Goods)*	2,865,571

		145,683,142

Switzerland – 2.4%
402,678	ABB Ltd. (Registered) (Capital Goods)*	8,340,960
56,138	Baloise Holding AG (Registered) (Insurance)	5,186,985
108,013	Compagnie Financière Richemont SA Class A (Consumer Durables & Apparel)	5,387,495
576,439	GAM Holding Ltd. (Diversified Financials)*	9,107,115
11,903	Kuehne + Nagel International AG (Registered) (Transportation)	1,472,508
26,279	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,300,535
1,221,645	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	10,712,764
14,637	Swiss Life Holding AG (Registered) (Insurance)*	1,791,191
629,441	Xstrata PLC (Materials)	12,194,336

		56,493,889

United Kingdom – 13.2%
146,363	Anglo American PLC (Materials)	6,819,483
479,888	Associated British Foods PLC (Food, Beverage & Tobacco)	8,048,581
816,951	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	41,094,181
1,946,204	Aviva PLC (Insurance)	12,411,555
3,149,353	BAE Systems PLC (Capital Goods)	17,384,523
1,135,548	Barclays PLC (Banks)	4,990,098
49,318	BHP Billiton PLC (Materials)	1,747,090
228,608	BP PLC ADR (Energy)(b)	9,334,065
15,700	BP PLC (Energy)	106,715
226,669	Eurasian Natural Resources Corp. PLC (Materials)	3,162,177
80,379	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,137,996
3,573,414	HSBC Holdings PLC (Banks)	37,190,811
1,190,143	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	38,116,894
1,185,353	J Sainsbury PLC (Food & Staples Retailing)	7,400,899
56,828	Johnson Matthey PLC (Materials)	1,742,731
278,379	Kazakhmys PLC (Materials)	5,865,777
444,068	Land Securities Group PLC (REIT)	4,815,349
1,013,466	Legal & General Group PLC (Insurance)	1,629,344
126,545	Pearson PLC (Media)	1,938,154
39,591	Petrofac Ltd. (Energy)	927,751
3,675,896	Resolution Ltd. (Insurance)	15,410,490
266,358	Rio Tinto PLC (Materials)	17,300,022
3,697,650	Royal Bank of Scotland Group PLC (Banks)*	2,645,677

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

171,818	Scottish & Southern Energy PLC (Utilities)	$3,175,260
139,333	Severn Trent PLC (Utilities)	3,114,898
4,859,870	Thomas Cook Group PLC (Consumer Services)	14,086,998
765,496	TUI Travel PLC (Consumer Services)	2,590,315
494,975	Vedanta Resources PLC (Materials)	16,460,096
634,698	Vodafone Group PLC ADR (Telecommunication Services)	17,460,542
256,413	Vodafone Group PLC (Telecommunication Services)	700,931
3,145,414	WM Morrison Supermarkets PLC (Food & Staples Retailing)	14,803,067

		315,612,470

TOTAL COMMON STOCKS
(Cost $2,111,016,455)		$2,336,821,447

		Expiration
Units	Description	Month	Value

Right* – 0.0%

Australia – 0.0%
24,591	Tabcorp Holdings Ltd. (Consumer Services)*	11/10	$27,355
(Cost $0)

Shares	Rate	Value

Short-term Investment(c) – 0.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
3,808,014	0.100%	$3,808,014
(Cost $3,808,014)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,114,824,469)		$2,340,656,816

Securities Lending Reinvestment Vehicle(c)(d) – 1.0%

Boston Global Investment Trust – Enhanced Portfolio II
24,192,179	1.001%	$24,216,371
(Cost $24,197,897)

TOTAL INVESTMENTS – 99.2%
(Cost $2,139,022,366)		$2,364,873,187

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		19,639,260

NET ASSETS – 100.0%		$2,384,512,447

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	528	December 2010	$20,862,971	$287,584
FTSE 100 Index	109	December 2010	9,887,285	(9,700)
Hang Seng Index	6	November 2010	889,134	(27,055)
MSCI Singapore Index	11	November 2010	628,061	(11,696)
SPI 200 Index	33	December 2010	3,755,374	(21,223)
TSE TOPIX Index	91	December 2010	9,114,701	(307,757)

TOTAL				$(89,847)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.2%

Australia – 9.0%
142,629	Abacus Property Group (REIT)	$59,979
71,816	Aditya Birla Minerals Ltd. (Materials)*	85,560
18,328	Andean Resources Ltd. (Materials)*	114,318
178,803	Ansell Ltd. (Health Care Equipment & Services)	2,376,803
93,796	Aquila Resources Ltd. (Energy)*	796,718
96,940	Aspen Group (REIT)	45,621
778,943	Astro Japan Property Group (REIT)	263,463
115,060	Ausdrill Ltd. (Materials)	269,685
491,705	Austereo Group Ltd. (Media)	790,927
18,542	Avoca Resources Ltd. (Materials)*	57,474
114,772	Boart Longyear Group (Capital Goods)	407,298
56,800	Bradken Ltd. (Capital Goods)	456,778
22,093	BT Investment Management Ltd. (Diversified Financials)	57,202
99,993	Bunnings Warehouse Property Trust (REIT)	182,944
42,488	Cabcharge Australia Ltd. (Commercial & Professional Services)	238,875
14,990	carsales.com.au Ltd. (Software & Services)	69,893
267,468	Centro Retail Group (REIT) *	47,147
169,720	Challenger Financial Services Group Ltd. (Diversified Financials)	765,500
66,339	Charter Hall Office REIT (REIT)	171,357
148,309	Charter Hall Retail REIT (REIT)	444,398
364,698	Commonwealth Property Office Fund (REIT)	327,407
43,226	Consolidated Media Holdings Ltd. (Media)	142,020
47,708	Crane Group Ltd. (Capital Goods)	354,861
100,068	Dominion Mining Ltd. (Materials)	294,556
109,516	Downer EDI Ltd. (Commercial & Professional Services)	543,860
125,560	DUET Group (Utilities)	214,001
288,747	Emeco Holdings Ltd. (Capital Goods)	252,303
531,700	Envestra Ltd. (Utilities)	271,363
39,670	Extract Resources Ltd. (Energy)*	297,965
117,311	Fleetwood Corp. Ltd. (Automobiles & Components)	1,404,580
7,100	GUD Holdings Ltd. (Consumer Durables & Apparel)	72,736
70,180	Hills Industries Ltd. (Capital Goods)	148,491
78,929	iiNET Ltd. (Telecommunication Services)	220,637
215,102	Independence Group NL (Materials)	1,480,429
851,409	ING Office Fund (Real Estate)	514,575
17,752	Kingsgate Consolidated Ltd. (Materials)(a)	174,440
41,112	Linc Energy Ltd. (Energy)	78,327
267,408	Macmahon Holdings Ltd. (Capital Goods)	130,064
28,821	Mermaid Marine Australia Ltd. (Transportation)	80,543
431,993	Minara Resources Ltd. (Materials)*	321,613
286,682	Mincor Resources NL (Materials)	502,179
20,535	Mineral Resources Ltd. (Commercial & Professional Services)	199,748
14,901	Monadelphous Group Ltd. (Capital Goods)	244,152
185,733	Myer Holdings Ltd. (Retailing)	699,739
46,196	NRW Holdings Ltd. (Capital Goods)	80,887
146,199	Pacific Brands Ltd. (Retailing)*	155,703
307,162	Panoramic Resources Ltd. (Materials)	709,680
259,090	PaperlinX Ltd. (Materials)*	113,034
213,391	Perseus Mining Ltd. (Materials)*	627,002
367,709	PMP Ltd. (Commercial & Professional Services)	275,831
23,345	Premier Investments Ltd. (Retailing)	158,062
394,656	Resolute Mining Ltd. (Materials)*	509,178
21,242	Riversdale Mining Ltd. (Energy)*	223,584
91,212	Salmat Ltd. (Commercial & Professional Services)	367,128
12,576	SMS Management & Technology Ltd. (Software & Services)	84,367
1,767,649	Spark Infrastructure Group (Utilities)	1,939,632
313,244	St Barbara Ltd. (Materials)*	128,069
31,247	Straits Resources Ltd. (Materials)	57,283
94,901	STW Communications Group Ltd. (Media)	89,150
381,555	Sunland Group Ltd. (Real Estate)*	296,864
50,645	Ten Network Holdings Ltd. (Media)	71,510
27,984	United Group Ltd. (Capital Goods)	404,523
720,940	Virgin Blue Holdings Ltd. (Transportation)*	304,493
200,802	Western Areas NL (Materials)	1,158,493

		24,427,002

Austria – 1.5%
10,462	Andritz AG (Capital Goods)	801,763
11,668	Flughafen Wien AG (Transportation)	723,696
21,877	Oesterreichische Post AG (Transportation)(a)	662,206

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)

2,286	Rosenbauer International AG (Capital Goods)	$98,265
41,293	Strabag SE (Capital Goods)	1,068,089
35,696	Zumtobel AG (Capital Goods)	730,590

		4,084,609

Belgium – 1.6%
49,116	Agfa-Gevaert NV (Health Care Equipment & Services)*(a)	286,835
1,145	Bekaert SA (Capital Goods)	350,999
2,304	Cofinimmo SA (REIT)	329,019
20,272	Compagnie Maritime Belge SA (Transportation)	613,231
6,205	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	102,012
7,107	Gimv NV (Diversified Financials)	393,361
12,908	Nyrstar (Materials)	190,406
10,941	Omega Pharma SA (Health Care Equipment & Services)	511,773
28,786	Recticel SA (Materials)	301,882
56,697	RHJ International SA (Diversified Financials)*	441,943
21,183	Tessenderlo Chemie NV (Materials)(a)	724,885

		4,246,346

Bermuda – 1.3%
818,000	Apollo Solar Energy Technology Holdings Ltd. (Consumer Durables & Apparel)*	52,792
88,616	Catlin Group Ltd. (Insurance)	494,806
54,746	Frontline Ltd. (Energy)(a)	1,563,205
85,604	Hiscox Ltd. (Insurance)	485,890
59,036	Lancashire Holdings Ltd. (Insurance)	536,739
182,147	Northern Offshore Ltd. (Energy)*	434,041

		3,567,473

China – 0.0%
471,000	Li Heng Chemical Fibre Technologies Ltd. (Consumer Durables & Apparel)	78,806

Denmark – 1.8%
1,991	ALK-Abello A/S (Pharmaceuticals, Biotechnology & Life Sciences)	126,236
20,158	D/S Norden A/S (Transportation)	782,785
17,646	Danisco A/S (Food, Beverage & Tobacco)	1,522,069
40,812	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	1,108,081
6,975	FLSmidth & Co. A/S (Capital Goods)	515,875
11,569	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	153,460
7,677	Schouw & Co. A/S (Capital Goods)	163,989
2,869	SimCorp A/S (Software & Services)	499,152

		4,871,647

Finland – 1.5%
31,224	Alma Media Oyj (Media)	322,455
19,802	Amer Sports Oyj Class A (Consumer Durables & Apparel)	267,004
59,763	Huhtamaki Oyj (Materials)	757,614
20,306	Kemira Oyj (Materials)	298,929
18,179	Konecranes Oyj (Capital Goods)	724,817
138,264	M-Real Oyj Class B (Materials)*	473,176
109,658	Sponda Oyj (Real Estate)	552,386
25,775	YIT Oyj (Capital Goods)	623,146

		4,019,527

France – 5.1%
42,545	Arkema SA (Materials)	2,749,183
49,402	Assystem SA (Commercial & Professional Services)	912,406
9,937	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	376,047
25,611	Cegid Group (Software & Services)	861,933
56,314	Club Mediterranee (Consumer Services)*	1,102,447
3,078	Groupe Steria SCA (Software & Services)	82,997
220,635	Havas SA (Media)	1,162,512
13,994	Nexity SA (Consumer Durables & Apparel)	621,377
1,799	Pierre & Vacances SA (Consumer Services)	131,012
3,107	Plastic Omnium SA (Automobiles & Components)	188,116
19,939	Rallye SA (Food & Staples Retailing)	779,952
11,993	SEB SA (Consumer Durables & Apparel)	1,149,967
6,801	Societe de la Tour Eiffel (REIT)	566,449
5,623	Sword Group (Software & Services)	207,078
35,140	Valeo SA (Automobiles & Components)*	1,899,461
12,727	Zodiac Aerospace (Capital Goods)	899,951

		13,690,888

Germany – 6.8%
39,363	Air Berlin PLC (Transportation)*(a)	187,366
39,242	Aixtron AG (Semiconductors & Semiconductor Equipment)(a)	1,277,843
8,099	Aurubis AG (Materials)	416,207

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

35,371	Bechtle AG (Software & Services)	$1,329,320
3,801	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	204,732
6,830	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	357,806
12,636	Cewe Color Holding AG (Commercial & Professional Services)	545,190
32,731	Colonia Real Estate AG (Real Estate)*(a)	215,076
10,024	comdirect bank AG (Banks)	100,062
6,322	Delticom AG (Retailing)	504,181
21,452	Deutsche Beteiligungs AG (Diversified Financials)	620,271
13,871	Deutz AG (Capital Goods)*	119,455
11,878	Douglas Holding AG (Retailing)	662,925
2,818	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	203,557
12,935	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)	1,083,544
25,265	Drillisch AG (Telecommunication Services)	215,838
5,234	Duerr AG (Capital Goods)*	158,773
2,923	Fuchs Petrolub AG (Materials)	376,189
7,819	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)*	309,179
2,468	Gerry Weber International AG (Consumer Durables & Apparel)	118,862
2,795	Gesco AG (Capital Goods)	173,109
21,807	Homag Group AG (Capital Goods)*	468,548
8,286	Indus Holding AG (Capital Goods)	220,847
33,461	Jungheinrich AG Preference Shares (Capital Goods)	1,266,718
37,572	Kizoo AG (Software & Services)(a)	468,020
29,118	Lanxess AG (Materials)	2,023,809
10,500	Leoni AG (Automobiles & Components)*	382,308
23,920	Medion AG (Retailing)	374,533
9,042	Morphosys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	216,736
1,131	Pfeiffer Vacuum Technology AG (Capital Goods)	108,067
5,749	R. Stahl AG (Capital Goods)	221,640
15,685	Rheinmetall AG (Capital Goods)	1,128,771
6,544	Rhoen Klinikum AG (Health Care Equipment & Services)	152,964
2,756	Sixt AG (Transportation)	106,920
3,298	Sixt AG Preference Shares (Transportation)	95,680
13,343	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	410,236
23,148	Symrise AG (Materials)	703,021
29,416	Tognum AG (Capital Goods)	716,264
942	Vossloh AG (Capital Goods)	109,552
7,206	VTG AG (Transportation)	140,927

		18,495,046

Greece – 0.6%
68,685	Eurobank Properties Real Estate Investment Co. (REIT)	573,494
38,178	Hellenic Exchanges SA (Diversified Financials)	302,628
13,475	Hellenic Petroleum SA (Energy)	107,927
282,228	Marfin Investment Group SA (Diversified Financials)*	317,811
9,962	Motor Oil (Hellas) Corinth Refineries SA (Energy)	109,339
29,885	Sarantis SA (Household & Personal Products)	157,429

		1,568,628

Hong Kong – 3.1%
100,000	AAC Acoustic Technologies Holdings, Inc. (Technology Hardware & Equipment)	241,825
62,000	Brightoil Petroleum Holdings Ltd. (Energy)*	24,414
41,000	C C Land Holdings Ltd. (Real Estate)	15,861
168,000	Century City International Holdings Ltd. (Consumer Services)	13,429
206,000	Chen Hsong Holdings Ltd. (Capital Goods)	96,433
3,044,000	China Ting Group Holdings Ltd. (Consumer Durables & Apparel)	499,646
78,720	Chow Sang Sang Holdings International Ltd. (Retailing)	207,268
60,000	City Telecom HK Ltd. (Telecommunication Services)	38,620
222,000	Dah Chong Hong Holdings Ltd. (Retailing)	261,737
20,157	Dah Sing Financial Holdings Ltd. (Banks)	140,166
129,500	Dickson Concepts International Ltd. (Retailing)	110,053
916,000	First Pacific Co. Ltd. (Diversified Financials)	848,820
72,000	Fubon Bank (Hong Kong) Ltd. (Banks)	33,758
151,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	142,652

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

394,000	Giordano International Ltd. (Retailing)	$236,753
53,976	Great Eagle Holdings Ltd. (Real Estate)	161,741
918,000	G-Resources Group Ltd. (Software & Services)*	56,361
594,100	HKR International Ltd. (Real Estate)	305,066
634,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	196,406
485,500	Johnson Electric Holdings Ltd. (Capital Goods)	255,795
539,000	K. Wah International Holdings Ltd. (Real Estate)	203,756
2,538,000	Lai Sun Development Co. Ltd. (Real Estate)*	67,342
90,000	Luk Fook Holdings International Ltd. (Retailing)	221,542
244,000	Melco International Development Ltd. (Consumer Services)*	138,773
92,000	Midland Holdings Ltd. (Real Estate)	92,681
360,000	Natural Beauty Bio-Technology Ltd. (Household & Personal Products)	106,986
438,000	Next Media Ltd. (Media)*	64,440
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
31,000	Pacific Basin Shipping Ltd. (Transportation)	22,658
208,000	Pacific Century Premium Developments Ltd. (Real Estate)	39,772
676,000	Pacific Textiles Holdings Ltd. (Consumer Durables & Apparel)	383,222
1,204,000	Pico Far East Holdings Ltd. (Media)	236,651
989,000	Prosperity Real Estate Investment Trust (REIT)	215,793
158,000	Public Financial Holdings Ltd. (Diversified Financials)	105,457
124,000	Regal Hotels International Holdings Ltd. (Consumer Services)	49,356
60,000	Regal Real Estate Investment Trust (REIT)	15,967
392,000	Shun Tak Holdings Ltd. (Transportation)	259,022
476,000	Singamas Container Holdings Ltd. (Capital Goods)*	107,683
734,000	SJM Holdings Ltd. (Consumer Services)	1,091,671
80,000	SmarTone Telecommunications Holding Ltd. (Telecommunication Services)	113,859
591,000	Sunlight Real Estate Investment Trust (REIT)	158,786
9,000	The Hongkong & Shanghai Hotels Ltd. (Consumer Services)	15,852
100,000	Tian An China Investments Co. Ltd. (Real Estate)	77,469
58,000	Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)	50,537
51,000	VTech Holdings Ltd. (Technology Hardware & Equipment)	532,250
162,000	Win Hanverky Holdings Ltd. (Consumer Durables & Apparel)	26,552
166,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	131,936

		8,416,817

Indonesia – 0.0%
3,664	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)*	2,337

Ireland – 1.0%
404,914	Beazley PLC (Insurance)	782,777
268,529	Fyffes PLC (Food & Staples Retailing)	113,990
90,236	Grafton Group PLC (Capital Goods)	385,215
90,871	Irish Life & Permanent Group Holdings PLC (Insurance)*	192,283
23,495	Kingspan Group PLC (Capital Goods)	196,431
7,102	Paddy Power PLC (Consumer Services)	286,668
367,051	Total Produce PLC (Food & Staples Retailing)	189,019
197,899	United Drug PLC (Health Care Equipment & Services)	627,994

		2,774,377

Israel – 1.1%
6,424	Africa-Israel Investments Ltd. (Real Estate)*	44,847
36,191	Alony Hetz Properties & Investments Ltd. (Real Estate)	195,581
6,204	Alrov (Israel) Ltd. (Real Estate)*	214,466
23,004	Amot Investments Ltd. (Real Estate)	68,787
4,638	AudioCodes Ltd. (Technology Hardware & Equipment)*	22,049
1,262	B Communications Ltd. (Telecommunication Services)*	39,692
18,117	Clal Industries and Investments Ltd. (Capital Goods)	135,805
5,801	Clal Insurance Enterprise Holdings Ltd. (Insurance)*	155,850

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)

13,429	Delek Automotive Systems Ltd. (Retailing)	$164,816
38	Delek Energy Systems Ltd. (Energy)*	15,902
3,247	F.I.B.I. Holdings Ltd. (Banks)*	68,103
19,075	Frutarom Industries Ltd. (Materials)	190,674
8,536	Gazit-Globe Ltd. (Real Estate)	104,059
1,607	Harel Insurance Investments & Financial Services Ltd. (Insurance)	91,257
3,169	J.O.E.L Jerusalem Oil Exploration Ltd. (Energy)*	75,955
9,651	Jerusalem Economy Ltd. (Real Estate)*	106,549
5,419	Koor Industries Ltd. (Capital Goods)	137,146
7,967	Matrix IT Ltd. (Software & Services)	42,423
9,887	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	223,825
8,239	NetVision Ltd. (Software & Services)	105,391
214,130	Oil Refineries Ltd. (Energy)	127,253
6,190	Osem Investments Ltd. (Food, Beverage & Tobacco)	97,415
1,022	Paz Oil Co. Ltd. (Energy)	161,299
2,270	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	61,828
40,302	Shufersal Ltd. (Food & Staples Retailing)	247,268
8,556	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	11,709
21,006	Union Bank of Israel Ltd. (Banks)*	101,265

		3,011,214

Italy – 2.7%
7,488	Ansaldo STS SpA (Transportation)	103,294
59,157	Autostrada Torino-Milano SpA (Transportation)	849,368
107,354	Banca Piccolo Credito Valtellinese Scarl (Banks)	544,574
23,071	Banco di Desio e della Brianza SpA (Banks)	132,448
143,019	Benetton Group SpA (Consumer Durables & Apparel)	1,162,235
10,636	Brembo SpA (Automobiles & Components)	116,848
39,529	Danieli & C. Officine Meccaniche SpA (Capital Goods)(a)	1,043,115
97,314	Danieli & C. Officine Meccaniche SpA Preference Shares (Capital Goods)(a)	1,452,657
45,120	De’Longhi SpA (Consumer Durables & Apparel)	260,712
34,862	Geox SpA (Consumer Durables & Apparel)(a)	209,794
92,426	IMMSI SpA (Automobiles & Components)	113,238
35,144	Indesit Co. SpA (Consumer Durables & Apparel)	434,547
5,285	Industria Macchine Automatiche SpA (Capital Goods)	111,659
69,657	Landi Renzo SpA (Automobiles & Components)	337,126
12,362	MARR SpA (Food & Staples Retailing)	134,285
16,533	Safilo Group SpA (Consumer Durables & Apparel)*(a)	260,880
1,296	Tod’s SpA (Consumer Durables & Apparel)	125,729

		7,392,509

Japan – 23.2%
45,300	Adeka Corp. (Materials)	482,886
91,600	Aichi Corp. (Capital Goods)	327,592
26,800	Aisan Industry Co. Ltd. (Automobiles & Components)	201,224
25,400	Aloka Co. Ltd. (Health Care Equipment & Services)	149,732
28,800	Alpen Co. Ltd. (Retailing)	445,485
20,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	253,162
47,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	425,610
13,000	Amano Corp. (Capital Goods)	107,018
4,400	AOKI Holdings, Inc. (Retailing)	62,151
39,600	Aoyama Trading Co. Ltd. (Retailing)	644,921
20,000	Arc Land Sakamoto Co. Ltd. (Retailing)	210,171
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	425,718
42,600	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	209,060
30,000	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	529,702
6,500	Asahi Holdings, Inc. (Commercial & Professional Services)	142,920
493,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	624,847
12,400	Autobacs Seven Co. Ltd. (Retailing)	464,521
4,700	Avex Group Holdings, Inc. (Media)	67,691
115,800	Belluna Co. Ltd. (Retailing)	551,482
53,000	Best Denki Co. Ltd. (Retailing)*	148,402

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

17,700	C. Uyemura & Co. Ltd. (Materials)	$620,281
83,000	Calsonic Kansei Corp. (Automobiles & Components)*	278,512
10,200	Canon Electronics, Inc. (Technology Hardware & Equipment)	267,735
29,200	Century Tokyo Leasing Corp. (Diversified Financials)	421,257
45,000	Chugai Ro Co. Ltd. (Capital Goods)	142,700
13,000	Chugoku Marine Paints Ltd. (Materials)	94,164
23,500	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	333,035
13,400	CKD Corp. (Capital Goods)	94,525
26,700	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	336,135
3,000	Cocokara fine holdings, Inc. (Food & Staples Retailing)	65,032
192	CyberAgent, Inc. (Media)	319,293
51,000	Daifuku Co. Ltd. (Capital Goods)	242,280
86,100	Daiichikosho Co. Ltd. (Media)	1,409,167
109,000	Daikyo, Inc. (Real Estate)*(a)	169,315
98,000	Daiwa Industries Ltd. (Capital Goods)	431,176
17,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	68,193
37,900	DTS Corp. (Software & Services)	403,189
6,500	Eizo Nanao Corp. (Technology Hardware & Equipment)	132,505
9,600	Fancl Corp. (Household & Personal Products)	147,555
123	Fields Corp. (Consumer Durables & Apparel)	157,632
4,200	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	96,820
1,000	FP Corp. (Materials)	55,205
43,500	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	717,340
5,600	Fuji Oil Co. Ltd. (Food, Beverage & Tobacco)	80,398
121,000	Fujikura Ltd. (Capital Goods)	563,046
18,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	86,661
36	Fukuoka REIT Corp. (REIT)	241,561
13,000	Fukuyama Transporting Co. Ltd. (Transportation)	64,358
175,000	Furukawa-Sky Aluminum Corp. (Materials)	463,359
24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	106,661
17,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	502,309
69	Global One Real Estate Investment Corp. (REIT)	540,275
36,100	Glory Ltd. (Capital Goods)	797,336
56,000	Gunze Ltd. (Consumer Durables & Apparel)	194,439
53,000	H2O Retailing Corp. (Retailing)	347,185
45,200	Hakuto Co. Ltd. (Technology Hardware & Equipment)	382,530
7,500	Heiwa Corp. (Consumer Durables & Apparel)	94,388
68,000	Hitachi Cable Ltd. (Capital Goods)	162,155
26,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	236,210
85,000	Hitachi Transport System Ltd. (Transportation)	1,315,911
5,200	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	236,700
21,490	Honeys Co. Ltd. (Retailing)(a)	298,632
3,600	Hoshizaki Electric Co. Ltd. (Capital Goods)	70,870
32,700	Hosiden Corp. (Technology Hardware & Equipment)	324,466
42,000	IBJ Leasing Co. Ltd. (Diversified Financials)	882,722
26,200	Iida Home Max Co. Ltd. (Real Estate)	201,610
62,700	Inabata & Co. Ltd. (Capital Goods)	313,577
166,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	119,649
23,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	234,068
2,200	Japan Drilling Co. Ltd. (Energy)	66,959
93	Japan Excellent, Inc. (REIT)	521,378
18,800	JVC Kenwood Holdings, Inc. (Consumer Durables & Apparel)*	68,835
20,400	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	218,271
68,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	745,064
41,200	Kasumi Co. Ltd. (Food & Staples Retailing)	209,842
26,000	Kitz Corp. (Capital Goods)	114,884
378,000	Kiyo Holdings, Inc. (Banks)	508,398
19,000	Koa Corp. (Technology Hardware & Equipment)	193,415
21,100	Kojima Co. Ltd. (Retailing)	101,851
68,300	Komori Corp. (Capital Goods)	670,629
6,400	Kura Corp. (Consumer Services)	101,921

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	$194,230
63,000	Kureha Corp. (Materials)	357,598
51,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	109,244
71,000	Kyorin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,102,543
94,400	Leopalace21 Corp. (Real Estate)*(a)	106,315
15,600	Mandom Corp. (Household & Personal Products)	425,263
25,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	71,416
63,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	196,830
6,600	Matsuya Foods Co. Ltd. (Consumer Services)	102,411
5,000	Melco Holdings, Inc. (Technology Hardware & Equipment)	162,056
169	MID REIT, Inc. (REIT)	404,108
26,900	Ministop Co. Ltd. (Food & Staples Retailing)	397,633
11,500	Miraca Holdings, Inc. (Health Care Equipment & Services)	412,667
135,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	259,525
20,600	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	360,074
260,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	619,786
166,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	616,871
28,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	304,004
25,700	Nabtesco Corp. (Capital Goods)	455,370
8,540	Nafco Co. Ltd. (Retailing)	139,425
17,000	Nagase & Co. Ltd. (Capital Goods)	199,030
600	Nakanishi, Inc. (Health Care Equipment & Services)	64,420
102,000	Nakayama Steel Works Ltd. (Materials)*	126,489
99,800	Namura Shipbuilding Co. Ltd. (Capital Goods)	518,019
22,100	NEC Fielding Ltd. (Software & Services)	237,369
255	Net One Systems Co. Ltd. (Software & Services)	355,097
20,000	Nichirei Corp. (Food, Beverage & Tobacco)	87,108
18,600	Nihon Kohden Corp. (Health Care Equipment & Services)	353,549
4,000	Nihon Parkerizing Co. Ltd. (Materials)	52,405
201,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	462,351
226	Nippon Commercial Investment Corp. (REIT)	254,443
14,000	Nippon Denko Co. Ltd. (Materials)	103,724
44,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	210,511
40,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	433,476
87,000	Nippon Light Metal Co. Ltd. (Materials)*	146,162
21,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	212,268
63,400	Nippon Signal Co. Ltd. (Capital Goods)	444,016
139,000	Nippon Soda Co. Ltd. (Materials)	599,966
82,000	Nippon Valqua Industries Ltd. (Materials)	233,171
145,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	154,479
19,000	Nissan Shatai Co. Ltd. (Automobiles & Components)	147,265
27,000	Nissin Corp. (Transportation)	58,834
16,700	Nitto Kogyo Corp. (Capital Goods)	151,606
21,700	Noevir Co. Ltd. (Household & Personal Products)	248,901
100,000	NOF Corp. (Materials)	461,090
4,700	Noritz Corp. (Capital Goods)	86,300
11,400	Oiles Corp. (Capital Goods)	177,973
18,000	Okuwa Co. Ltd. (Food & Staples Retailing)	169,427
167	Orix JREIT, Inc. (REIT)(a)	895,350
13,500	Osaka Steel Co. Ltd. (Materials)	201,119
87,000	Pacific Metals Co. Ltd. (Materials)	723,427
15,800	Parco Co. Ltd. (Retailing)	121,668
15,600	Park24 Co. Ltd. (Commercial & Professional Services)	150,738
27	Premier Investment Corp. (REIT)	124,916
19,800	Ricoh Leasing Co. Ltd. (Diversified Financials)	492,070
38,500	Right On Co. Ltd. (Retailing)	161,605
24,500	Riso Kagaku Corp. (Technology Hardware & Equipment)	333,626
84,000	Ryobi Ltd. (Capital Goods)*	307,691
14,200	Ryohin Keikaku Co. Ltd. (Retailing)	503,958
12,000	Saizeriya Co. Ltd. (Consumer Services)	226,954
99,000	Sakai Chemical Industry Co. Ltd. (Materials)	417,597
120,000	San-Ai Oil Co. Ltd. (Energy)	506,104

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

169,000	Sanden Corp. (Automobiles & Components)	$681,155
168,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	600,682
36,300	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	293,727
10,000	Sanyo Chemical Industries Ltd. (Materials)	74,538
49,000	Sasebo Heavy Industries Co. Ltd. (Capital Goods)	86,600
90,000	Seika Corp. (Capital Goods)	194,382
5,900	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	61,549
14,900	Seiren Co. Ltd. (Consumer Durables & Apparel)	95,178
22,000	Sekisui Jushi Corp. (Capital Goods)	211,809
22,000	Sekisui Plastics Co. Ltd. (Materials)	89,769
40,000	Senko Co. Ltd. (Transportation)	121,951
128,000	Shikibo Ltd. (Consumer Durables & Apparel)	163,798
17,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)*	68,442
51,500	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	381,045
81,000	Shinmaywa Industries Ltd. (Capital Goods)	281,856
80,000	Shinsho Corp. (Capital Goods)	164,773
11,000	Shizuoka Gas Co. Ltd. (Utilities)	64,327
22,300	Showa Corp. (Automobiles & Components)*	148,388
35,700	Sintokogio Ltd. (Capital Goods)	270,656
2,193	SKY Perfect JSAT Holdings, Inc. (Media)	724,868
15,000	SMK Corp. (Technology Hardware & Equipment)	64,299
166	SRI Sports Ltd. (Consumer Durables & Apparel)	180,649
32,600	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	310,950
55	Start Today Co. Ltd. (Retailing)	171,065
21,000	Sumitomo Bakelite Co. Ltd. (Materials)	113,762
1,730	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	77,518
40,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	155,670
39,200	Tachi-S Co. Ltd. (Automobiles & Components)	571,488
64,000	Taihei Kogyo Co. Ltd. (Capital Goods)	271,588
39,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	501,060
34,000	Takaoka Electric Manufacturing Co. Ltd. (Capital Goods)	129,767
11,000	Takasago International Corp. (Materials)	53,132
7,000	Takasago Thermal Engineering Co. Ltd. (Capital Goods)	49,466
4,200	Takata Corp. (Automobiles & Components)	102,938
27,000	Takiron Co. Ltd. (Materials)	82,932
88,000	The Bank of Nagoya Ltd. (Banks)	266,252
20,400	The Bank of Okinawa Ltd. (Banks)	784,865
11,800	The Chiba Kogyo Bank Ltd. (Banks)*	65,597
27,100	The Daiei, Inc. (Retailing)*	98,067
132,000	The Fuji Fire & Marine Insurance Co. Ltd. (Insurance)*	163,297
122,000	The Keiyo Bank Ltd. (Banks)	552,633
12,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	70,269
53,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	274,934
190,000	The Toho Bank Ltd. (Banks)	504,380
16,900	The Tokyo Tomin Bank Ltd. (Banks)	159,463
2,500	The Yachiyo Bank Ltd. (Banks)	56,002
15,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	74,980
9,900	TKC Corp. (Software & Services)	196,645
188,000	Toa Corp. (Capital Goods)	158,817
102,000	Toagosei Co. Ltd. (Materials)	447,241
9,600	Tocalo Co. Ltd. (Capital Goods)	162,927
37,000	Toho Zinc Co. Ltd. (Materials)	155,632
12,100	Tokai Rika Co. Ltd. (Automobiles & Components)	202,884
6,000	Tokai Rubber Industries, Inc. (Automobiles & Components)	70,077
122,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	423,996
2,260	Token Corp. (Consumer Durables & Apparel)	69,404
21,400	Tokyo Ohka Kogyo Co. Ltd. (Materials)	394,918
7,300	Tokyu Livable, Inc. (Real Estate)	84,172
52	Tokyu REIT, Inc. (REIT)	285,921
9,400	Tomy Co. Ltd. (Consumer Durables & Apparel)(a)	72,241
13,400	Topcon Corp. (Technology Hardware & Equipment)	51,538
26,900	Toppan Forms Co. Ltd. (Commercial & Professional Services)	238,723

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

36,300	Topre Corp. (Automobiles & Components)	$264,751
71	Toridoll Corp. (Consumer Services)	96,752
35,300	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	695,867
203,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	797,445
7,500	Touei Housing Corp. (Consumer Durables & Apparel)	83,004
62,000	Toyo Ink Manufacturing Co. Ltd. (Materials)	252,927
74,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	152,316
63,000	Tsubakimoto Chain Co. (Capital Goods)	278,484
15,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	94,722
51	TV Asahi Corp. (Media)	71,878
3,800	Union Tool Co. (Capital Goods)	97,289
28,800	Unipres Corp. (Automobiles & Components)(a)	497,405
30	United Urban Investment Corp. (REIT)	205,946
24,030	Usen Corp. (Media)*	14,023
10,800	Yamatake Corp. (Technology Hardware & Equipment)	262,397
33,000	Yodogawa Steel Works Ltd. (Materials)	122,044
38,500	Yonekyu Corp. (Food, Beverage & Tobacco)	287,876
3,200	Yorozu Corp. (Automobiles & Components)	54,405
21,000	Zeon Corp. (Materials)	173,233

		62,777,921

Liechtenstein – 0.1%
5,334	Liechtenstein Landesbank AG (Banks)(a)	361,790

Netherlands – 2.2%
14,917	Accell Group NV (Consumer Durables & Apparel)	767,721
24,826	AMG Advanced Metallurgical Group NV (Materials)*	230,610
29,521	Beter Bed Holding NV (Retailing)	788,079
16,277	Crucell NV (Pharmaceuticals, Biotechnology & Life Sciences)*	526,859
37,883	Mediq NV (Health Care Equipment & Services)	725,287
14,967	Nutreco NV (Food, Beverage & Tobacco)	1,090,323
6,279	Ten Cate NV (Consumer Durables & Apparel)	207,294
38,837	TomTom NV (Consumer Durables & Apparel)*(a)	341,093
30,920	VastNed Offices/Industrial NV (REIT)	523,462
9,968	VastNed Retail NV (REIT)	693,274

		5,894,002

New Zealand – 0.5%
276,957	Air New Zealand Ltd. (Transportation)	285,625
219,503	Goodman Property Trust (REIT)	164,098
12,173	Mainfreight Ltd. (Transportation)	66,843
256,644	New Zealand Oil & Gas Ltd. (Energy)	248,274
223,823	Nuplex Industries Ltd. (Materials)	579,587

		1,344,427

Norway – 1.3%
295,320	ABG Sundal Collier Holding ASA (Diversified Financials)	369,503
8,803	Aker ASA Class A (Energy)	180,669
14,828	Austevoll Seafood ASA (Food, Beverage & Tobacco)	108,194
53,325	Cermaq ASA (Food, Beverage & Tobacco)*	678,125
362,520	Kongsberg Automotive ASA (Automobiles & Components)*	272,879
25,329	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	670,798
939,389	Marine Harvest ASA (Food, Beverage & Tobacco)	934,448
94,420	Norske Skogindustrier ASA (Materials)*(a)	192,858
15,745	Veidekke ASA (Capital Goods)	130,388

		3,537,862

Portugal – 0.5%
211,231	Banco BPI SA (Registered) (Banks)	468,300
54,549	BANIF SGPS SA (Registered) (Banks)	80,467
209,446	Mota-Engil SGPS SA (Capital Goods)	625,958
120,268	Sonae Capital SGPS SA (Capital Goods)*	77,470
37,921	Sonaecom SGPS SA (Telecommunication Services)*	85,751

		1,337,946

Singapore – 2.5%
363,000	Allgreen Properties Ltd. (Real Estate)	334,800
315,000	Ascott Residence Trust (REIT)	309,843
90,000	Banyan Tree Holdings Ltd. (Consumer Services)*	64,785
99,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	85,905
222,000	CapitaCommercial Trust (REIT)	256,642

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

156,000	CDL Hospitality Trusts (REIT)	$258,711
53,000	CH Offshore Ltd. (Energy)	21,734
42,000	Chemoil Energy Ltd. (Energy)*	14,917
145,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	172,624
193,000	China XLX Fertiliser Ltd. (Materials)	88,494
315,000	CWT Ltd. (Transportation)	232,001
46,000	First Resources Ltd. (Food, Beverage & Tobacco)	44,993
692,400	Fortune Real Estate Investment Trust (REIT)	357,341
1,284,000	Frasers Commercial Trust (REIT)	159,062
392,000	Hi-P International Ltd. (Capital Goods)	319,597
283,000	Ho Bee Investment Ltd. (Real Estate)	370,040
54,000	Hong Leong Asia Ltd. (Capital Goods)	144,241
19,000	Hotel Properties Ltd. (Consumer Services)	41,171
149,000	Jaya Holdings Ltd. (Capital Goods)*	81,586
120,000	KS Energy Services Ltd. (Capital Goods)*	96,614
375,000	Lippo-Mapletree Indonesia Retail Trust (REIT)	158,193
434,160	Mapletree Logistics Trust (REIT)	302,281
540,000	Metro Holdings Ltd. (Retailing)	341,051
106,000	Parkway Holdings Ltd. (Health Care Equipment & Services)	315,306
36,000	Parkway Life Real Estate Investment Trust (REIT)	46,473
46,000	Raffles Medical Group Ltd. (Health Care Equipment & Services)	77,559
180,000	Singapore Airport Terminal Services Ltd. (Transportation)	396,865
9,000	Singapore Land Ltd. (Real Estate)	49,561
58,000	Singapore Post Ltd. (Transportation)	52,899
82,000	Sound Global Ltd. (Utilities)*	55,465
97,000	Stamford Land Corp. Ltd. (Consumer Services)	42,066
108,000	Straits Asia Resources Ltd. (Energy)	192,168
188,000	Suntec Real Estate Investment Trust (REIT)	226,752
311,000	Swiber Holdings Ltd. (Energy)*	246,351
202,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	262,147
72,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	505,130
12,000	Wheelock Properties Singapore Ltd. (Real Estate)	18,107
14,000	Wing Tai Holdings Ltd. (Real Estate)	19,000

		6,762,475

South Africa – 0.2%
106,237	Aquarius Platinum Ltd. (Materials)	613,728

Spain – 1.3%
9,625	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	91,261
11,809	Baron de Ley SA (Food, Beverage & Tobacco)*	733,035
7,887	Caja de Ahorros del Mediterraneo (Banks)	80,640
31,658	Corp. Financiera Alba SA (Diversified Financials)	1,675,374
20,372	Duro Felguera SA (Capital Goods)	174,973
35,897	NH Hoteles SA (Consumer Services)*	188,493
68,071	Promotora de Informaciones SA (Media)*(a)	176,065
2,711	Tecnicas Reunidas SA (Energy)	168,652
12,314	Vueling Airlines SA (Transportation)*	172,487

		3,460,980

Sweden – 4.2%
44,906	Betsson AB (Consumer Services)*	694,884
13,056	Cardo AB (Capital Goods)	503,767
22,005	Castellum AB (Real Estate)	288,312
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
68,064	East Capital Explorer AB (Diversified Financials)*	753,899
110,222	Fabege AB (Real Estate)	1,153,006
28,212	Haldex AB (Capital Goods)*	337,690
56,820	Hexpol AB (Capital Goods)	1,138,854
55,357	Industrial & Financial Systems AB Class B (Software & Services)	787,304
65,974	Klovern AB (Real Estate)	299,151
208,395	Kungsleden AB (Real Estate)	1,651,758
9,964	Loomis AB Class B (Commercial & Professional Services)	124,885
8,476	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)	69,703
24,599	NCC AB Class B (Capital Goods)	524,876
60,076	New Wave Group AB Class B (Consumer Durables & Apparel)	386,291
13,385	Peab AB (Capital Goods)	106,685
99,335	Saab AB Class B (Capital Goods)	1,554,208
22,214	Wallenstam AB Class B (Real Estate)	565,915
16,742	Wihlborgs Fastigheter AB (Real Estate)	470,918

		11,412,106

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 4.5%
6,170	Advanced Digital Broadcast Holdings SA (Registered) (Consumer Durables & Apparel)	$174,933
1,320	Burckhardt Compression Holding AG (Capital Goods)	314,141
2,543	Charles Voegele Holding AG (Retailing)*	134,498
120,860	Clariant AG (Registered) (Materials)*	2,044,002
7,521	Coltene Holding AG (Registered) (Health Care Equipment & Services)	423,564
5,792	Compagnie Financière Tradition SA (Diversified Financials)	635,675
992	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	534,299
606	Gurit Holding AG (Materials)	330,848
3,823	Helvetia Holding AG (Registered) (Insurance)	1,346,578
3,965	Inficon Holding AG (Registered) (Technology Hardware & Equipment)	599,643
177,057	Informa PLC (Media)	1,237,976
10,035	Kardex AG (Registered) (Capital Goods)*	282,985
2,598	Panalpina Welttransport Holding AG (Registered) (Transportation)*	324,525
7,030	PSP Swiss Property AG (Registered) (Real Estate)*	540,286
6,672	Sulzer AG (Registered) (Capital Goods)	812,362
291,912	Swisslog Holding AG (Registered) (Capital Goods)	261,046
12,300	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	856,207
2,744	Valora Holding AG (Registered) (Retailing)	724,755
213	Zehnder Group AG (Capital Goods)	435,069

		12,013,392

United Kingdom – 19.6%
30,109	Acergy SA (Energy)	609,783
27,459	Anglo Pacific Group PLC (Energy)	145,350
57,132	Ashmore Group PLC (Diversified Financials)	350,651
95,959	BBA Aviation PLC (Transportation)	309,595
109,421	Big Yellow Group PLC (REIT)	582,415
349,411	Bodycote PLC (Capital Goods)	1,480,581
520,632	Booker Group PLC (Food & Staples Retailing)	452,032
126,290	Brit Insurance Holdings NV (Insurance)*	2,113,755
32,506	Cape PLC (Commercial & Professional Services)	192,402
68,145	Charter International PLC (Capital Goods)	806,833
159,098	Computacenter PLC (Software & Services)	932,379
258,380	Cookson Group PLC (Capital Goods)*	2,133,088
50,173	CSR PLC (Semiconductors & Semiconductor Equipment)*	256,110
153,073	Dairy Crest Group PLC (Food, Beverage & Tobacco)	910,381
184,072	Davis Service Group PLC (Commercial & Professional Services)	1,225,826
17,269	Derwent London PLC (REIT)	420,761
268,138	Devro PLC (Food, Beverage & Tobacco)	968,479
499,615	Domino’s Pizza UK & IRL PLC (Consumer Services)	3,903,513
286,730	Drax Group PLC (Utilities)	1,747,367
778,791	DS Smith PLC (Materials)	2,100,844
2,871,488	DSG International PLC (Retailing)*	1,231,966
16,961	Dunelm Group PLC (Retailing)	131,023
86,791	Electrocomponents PLC (Technology Hardware & Equipment)	339,541
720,238	Elementis PLC (Materials)	1,320,600
53,617	EnQuest PLC (Energy)*	110,844
787,926	F&C Asset Management PLC (Diversified Financials)	846,582
65,087	Fenner PLC (Capital Goods)	272,424
413,369	Filtrona PLC (Materials)	1,650,611
424,954	GKN PLC (Automobiles & Components)	1,207,407
25,734	Go – Ahead Group PLC (Transportation)	562,260
119,867	Halfords Group PLC (Retailing)	813,482
145,646	Hamworthy PLC (Capital Goods)	916,040
198,628	Hays PLC (Commercial & Professional Services)	351,760
219,022	Hogg Robinson Group PLC (Commercial & Professional Services)	108,795
110,874	Hunting PLC (Energy)	1,144,469
65,082	IMI PLC (Capital Goods)	823,001
67,911	Inchcape PLC (Retailing)*	379,503
231,722	International Personal Finance PLC (Diversified Financials)	1,155,157
155,923	Interserve PLC (Capital Goods)	501,587
243,166	John Wood Group PLC (Energy)	1,696,735
1,215,339	Johnston Press PLC (Media)*	248,219
280,404	Laird PLC (Technology Hardware & Equipment)	669,465
751,616	Logica PLC (Software & Services)	1,558,567

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

26,098	Mecom Group PLC (Media)*	$103,240
236,798	Melrose PLC (Capital Goods)	1,068,385
146,187	Mondi PLC (Materials)	1,217,212
61,139	Morgan Crucible Co. PLC (Capital Goods)	224,118
50,301	Mouchel Group PLC (Commercial & Professional Services)	68,510
40,398	N Brown Group PLC (Retailing)	194,554
18,802	Premier Farnell PLC (Technology Hardware & Equipment)	81,906
765,614	QinetiQ Group PLC (Capital Goods)	1,317,366
4,962	Renishaw PLC (Technology Hardware & Equipment)	92,019
86,717	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	453,536
40,396	Segro PLC (REIT)	191,922
291,693	Senior PLC (Capital Goods)	618,965
94,906	Spectris PLC (Technology Hardware & Equipment)	1,715,485
41,801	Sthree PLC (Commercial & Professional Services)	196,251
8,455	Stolt-Nielsen SA (Transportation)	151,288
75,968	Subsea 7, Inc. (Energy)*(a)	1,601,571
258,799	TalkTalk Telecom Group PLC (Telecommunication Services)*	546,949
25,514	Tate & Lyle PLC (Food, Beverage & Tobacco)	205,451
151,080	The Paragon Group of Companies PLC (Banks)	367,750
50,876	Thomas Cook Group PLC (Consumer Services)	147,471
13,340	Travis Perkins PLC (Capital Goods)	176,819
129,442	Trinity Mirror PLC (Media)*	220,555
427,911	TT electronics PLC (Technology Hardware & Equipment)	1,094,022
20,540	Umeco PLC (Capital Goods)	142,511
95,688	Vectura Group PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	92,762
55,105	WH Smith PLC (Retailing)	427,468
28,251	Wincanton PLC (Transportation)	107,624
86,370	WSP Group PLC (Commercial & Professional Services)	546,660

		53,054,553

TOTAL COMMON STOCKS
(Cost $215,066,928)		$263,218,408

Expiration
Shares	Description	Month	Value

Warrant* – 0.0%

France – 0.0%
13,992	Mersen SA (Capital Goods)	11/12	$—
(Cost $0)

Shares	Description	Value

Investment Company – 0.1%

Australia – 0.1%
151,996	Challenger Infrastructure Fund Class A	$166,384
(Cost $188,945)

Shares	Rate	Value

Short-term Investment(b) – 1.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
4,912,739	0.100%	$4,912,739
(Cost $4,912,739)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $220,168,612)		$268,297,531

Securities Lending Reinvestment Vehicle(b)(c) – 3.7%

Boston Global Investment Trust – Enhanced Portfolio II
9,930,123	1.001%	$9,940,053
(Cost $9,910,691)

TOTAL INVESTMENTS – 102.8%
(Cost $230,079,303)		$278,237,584

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%		(7,604,702)

NET ASSETS – 100.0%		$270,632,882

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
UK	—	United Kingdom

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STROXX 50 Index	52	December 2010	$2,054,687	$54,226
FTSE 100 Index	11	December 2010	997,799	18,543
MSCI Singapore Index	2	November 2010	114,193	(2,065)
SPI 200 Index	4	December 2010	455,197	810
TSE TOPIX Index	13	December 2010	1,302,100	(29,543)

TOTAL				$41,971

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2010

	Structured		Structured
	Emerging	Structured	International
	Markets	International	Small Cap
	Equity Fund	Equity Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $335,687,203, $2,114,824,469 and $220,168,612, respectively)(a)	$417,958,828	$2,340,656,816	$268,297,531
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $616,277, $24,197,897 and $9,910,691, respectively)	616,277	24,216,371	9,940,053
Foreign currencies, at value (identified cost $394,494, $41,060,749 and $1,375,576, respectively)(b)	395,786	41,165,630	1,381,767
Receivables:
Investment securities sold, at value	16,377,821	8,864,104	3,049,426
Dividends, at value	572,747	5,391,736	799,799
Reimbursement from investment adviser	437,641	107,825	86,822
Due from custodian	291,215	2,350,259	88,507
Fund shares sold	34,652	1,241,655	69,526
Foreign tax reclaims, at value	12,346	813,024	125,825
Securities lending income	39	43,698	13,618
Due from broker — variation margin, at value	—	—	10,253
Other assets	728	262,039	415

Total assets	436,698,080	2,425,113,157	283,863,542

Liabilities:

Payables:
Investment securities purchased, at value	16,440,251	2,648,192	2,659,685
Due to custodian	—	4,238,385	—
Foreign capital gains taxes, at value	1,197,653	—	—
Payable upon return of securities loaned	616,277	26,298,700	10,020,464
Amounts owed to affiliates	391,149	1,883,117	214,668
Fund shares redeemed	203,696	4,936,279	144,558
Due to broker — variation margin, at value	—	171,105	—
Accrued expenses	482,716	424,932	191,285

Total liabilities	19,331,742	40,600,710	13,230,660

Net Assets:

Paid-in capital	399,691,038	3,571,261,359	271,442,507
Accumulated undistributed net investment income	4,525,196	42,029,073	4,647,098
Accumulated net realized loss from investment, futures and foreign currency related transactions	(67,947,787)	(1,454,997,462)	(53,711,042)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	81,097,891	226,219,477	48,254,319

NET ASSETS	$417,366,338	$2,384,512,447	$270,632,882

Net Assets:
Class A	$52,030,386	$530,085,891	$34,153,588
Class B	—	6,562,660	—
Class C	1,281,631	5,022,727	213,219
Institutional	364,053,150	1,819,375,009	236,264,901
Service	—	23,266,678	—
Class IR	1,171	7,532	1,174
Class R	—	191,950	—

Total Net Assets	$417,366,338	$2,384,512,447	$270,632,882

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	5,841,381	51,926,640	4,167,287
Class B	—	652,639	—
Class C	145,290	499,346	26,402
Institutional	40,641,601	173,479,838	28,763,204
Service	—	2,265,721	—
Class IR	130	742	143
Class R	—	18,974	—

Net asset value, offering and redemption price per share:(c)
Class A	$8.91	$10.21	$8.20
Class B	—	10.06	—
Class C	8.82	10.06	8.08
Institutional	8.96	10.49	8.21
Service	—	10.27	—
Class IR	8.98	10.15	8.21
Class R	—	10.12	—

(a)	Includes loaned securities having a market value of $610,050, $24,799,754 and $9,548,212 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Amount includes cash on deposit with counterparty of $286,502 for the Structured International Small Cap Fund relating to initial margin requirement on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds is $9.43, $10.80 and $8.68, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2010

	Structured		Structured
	Emerging	Structured	International
	Markets	International	Small Cap
	Equity Fund	Equity Fund	Fund

Investment income:

Dividends (net of foreign taxes withheld of $1,194,170, $6,591,081 and $494,723, respectively)	$10,549,652	$65,674,361	$7,507,717
Securities lending income — affiliated issuer	33,537	2,962,118	323,748
Interest	—	2,528	1,588

Total investment income	10,583,189	68,639,007	7,833,053

Expenses:

Management fees	4,560,761	17,766,958	2,162,900
Custody and accounting fees	933,118	549,577	302,865
Transfer Agent fees(a)	267,545	1,756,032	153,948
Distribution and Service fees(a)	152,805	1,540,794	88,134
Professional fees	107,059	96,265	91,881
Registration fees	70,455	105,723	61,012
Printing and mailing costs	66,510	210,896	69,808
Trustee fees	15,774	16,972	15,306
Service Share fees — Service Plan	—	62,876	—
Service Share fees — Shareholder Administration Plan	—	62,876	—
Other	30,117	27,787	4,102

Total expenses	6,204,144	22,196,756	2,949,956

Less — expense reductions	(1,159,143)	(919,239)	(509,339)

Net expenses	5,045,001	21,277,517	2,440,617

NET INVESTMENT INCOME	5,538,188	47,361,490	5,392,436

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	43,997,973	127,231,196	14,728,488
Securities lending reinvestment vehicle transactions — affiliated issuer	30,238	161,113	4,920
Futures transactions	—	1,297,635	560,047
Foreign currency related transactions	(209,024)	1,247,248	(7,619)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of an increase (decrease) on the foreign capital gains tax liability of $(799,645), $0 and $0, respectively)	33,968,344	13,032,233	24,806,619
Securities lending reinvestment vehicle — affiliated issuer	(9,371)	(55,149)	6,617
Futures	—	994,419	205,615
Translation of asset and liabilities denominated in foreign currencies	12,221	472,160	28,202

Net realized and unrealized gain from investment, futures and foreign currency related transactions	77,790,381	144,380,855	40,332,889

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,328,569	$191,742,345	$45,725,325

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR		Class R
Structured Emerging Markets Equity	$138,203	$—	$14,602	$—	$105,035	$—	$2,775	$159,735	$—	$—	(b)	$—
Structured International Equity	1,419,009	69,458	51,518	809	1,078,641	13,198	9,789	644,022	10,061	13		308
Structured International Small Cap	86,541	—	1,593	—	65,772	—	302	87,874	—	—	(b)	—

(b) Commenced operations August 31, 2010 for Structured Emerging Markets Equity and Structured International Small Cap Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Emerging Markets
	Equity Fund
	For the		For the
	Fiscal Year Ended		Fiscal Year Ended
	October 31, 2010		October 31, 2009

From operations:

Net investment income	$5,538,188		$4,843,362
Net realized gain (loss) from investment, futures and foreign currency related transactions	43,819,187		(42,301,055)
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	33,971,194		134,513,685

Net increase in net assets resulting from operations	83,328,569		97,055,992

Distributions to shareholders:

From net investment income
Class A Shares	(16,351)		(4,966)
Class B Shares	—		—
Class C Shares	(13,065)		(235)
Institutional Shares	(5,399,183)		(1,823,206)
Service Shares	—		—
Class IR Shares	—		—
Class R Shares	—		—

Total distributions to shareholders	(5,428,599)		(1,828,407)

From capital transactions:

Proceeds from sales of shares	249,504,907		57,566,537
Proceeds received in connection with in-kind transactions	—		41,473,136
Reinvestment of distributions	5,421,448		1,828,159
Cost of shares redeemed	(231,539,943	)(a)	(36,651,757	)(b)

Net increase (decrease) in net assets resulting from share transactions	23,386,412		64,216,075

TOTAL INCREASE (DECREASE)	101,286,382		159,443,660

Net assets:

Beginning of year	316,079,956		156,636,296

End of year	$417,366,338		$316,079,956

Accumulated undistributed net investment income	$4,525,196		$4,852,564

(a)	Net of $1,418, $33,691 and $406 of redemption fees remitted to the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Net of $57, $87,948 and $854 of redemption fees remitted to the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured International				Structured International
Equity Fund				Small Cap Fund
For the		For the		For the		For the
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009

$47,361,490		$49,903,948		$5,392,436		$2,442,041
129,937,192		(936,270,338)		15,285,836		(19,246,810)
14,443,663		1,352,849,137		25,047,053		72,806,058

191,742,345		466,482,747		45,725,325		56,001,289

(14,388,772)		(29,084,913)		(821,629)		(707,218)
(115,271)		(290,522)		—		—
(81,955)		(222,207)		(974)		(844)
(43,806,526)		(80,894,685)		(5,170,331)		(2,991,648)
(656,238)		(984,147)		—		—
(171)		(297)		—		—
(3,438)		(257)		—		—

(59,052,371)		(111,477,028)		(5,992,934)		(3,699,710)

811,833,070		678,565,532		52,942,647		110,709,616
—		—		—		37,610,773
54,890,842		104,271,067		5,880,185		3,646,230
(1,084,743,743	)(a)	(889,400,503	)(b)	(72,049,383	)(a)	(46,550,277	)(b)

(218,019,831)		(106,563,904)		(13,226,551)		105,416,342

(85,329,857)		248,441,815		26,505,840		157,717,921

2,469,842,304		2,221,400,489		244,127,042		86,409,121

$2,384,512,447		$2,469,842,304		$270,632,882		$244,127,042

$42,029,073		$45,704,629		$4,647,098		$3,482,945

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-Diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C, Institutional and IR	Diversified

Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and R Shares are not subject to a sales charge. Class IR Shares of the Structured Emerging Markets Equity and Structured International Small Cap Funds commenced operations on August 31, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources under valuation procedures established by the trustees. Unlisted

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency related transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

H. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash or to redeem their shares in securities instead of cash. These are known as in-kind transactions. In-kind purchases and redemptions of Fund shares are based upon the closing value of the securities contributed or distributed, respectively, as of the date the trade is submitted pursuant to each Fund’s prospectus.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of October 31, 2010:

Structured Emerging Markets Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$93,860,803	$322,284,756	(a)	$—
Short-term Investment	1,813,269	—		—
Securities Lending Reinvestment Vehicle	—	616,277		—

Total	$95,674,072	$322,901,033		$—

Structured International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$40,585,233	$2,296,263,569	(a)	$—
Short-term Investment	3,808,014	—		—
Securities Lending Reinvestment Vehicle	—	24,216,371		—
Derivatives	287,584	—		—

Total	$44,680,831	$2,320,479,940		$—

Liabilities
Derivatives	$(377,431)	$—		$—

Structured International Small Cap	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$—	$263,384,792	(a)	$—
Short-term Investment	4,912,739	—		—
Securities Lending Reinvestment Vehicle	—	9,940,053		—
Derivatives	73,579	—		—

Total	$4,986,318	$273,324,845		$—

Liabilities
Derivatives	$(31,608)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2010, contractual and effective management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured Emerging Markets Equity	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.80

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Structured Emerging Markets Equity	$2,800	N/A	$—

Structured International Equity	45,800	$—	—	*

Structured International Small Cap	2,400	—	—

*	Amount rounds to less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds are 0.014%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least August 31, 2011 (February 28, 2011 for the Structured International Equity Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2010, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Other Expense
Fund	Reimbursements

Structured Emerging Markets Equity	$1,159

Structured International Equity	919

Structured International Small Cap	509

As of October 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured Emerging Markets Equity	$356	$13	$22	$391

Structured International Equity	1,606	130	147	1,883

Structured International Small Cap	195	7	13	215

G. Line of Credit Facility — As of October 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2010, Goldman Sachs earned approximately $100,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity Fund.
As of October 31, 2010, the following Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Structured Emerging Markets Equity	6%	18%	18%	8%

Structured International Equity	6	20	20	10

Structured International Small Cap	8	21	18	7

As of October 31, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 100%, 100% and 100% of the Class IR Shares of the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of October 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets(a)	Location	Liabilities(a)

Structured International Equity	Equity	Due from broker — variation margin, at value	$287,584	Due to broker — variation margin, at value	$(377,431)

Structured International Small Cap	Equity	Due from broker — variation margin, at value	73,579	Due to broker — variation margin, at value	(31,608)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended October 31, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Structured International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$1,297,635	$994,419	865

Structured International Small Cap	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	560,047	205,615	103

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2010, were as follows:

Fund	Purchases	Sales and Maturities

Structured Emerging Markets Equity	$968,498,346	$946,336,761

Structured International Equity	2,368,679,233	2,581,535,393

Structured International Small Cap	277,504,577	291,402,077

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

7. SECURITIES LENDING (continued)

not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2010		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	October 31, 2010

Structured Emerging Markets Equity	$3,709	$1,428	$544,500

Structured International Equity	329,398	537,400	12,726,750

Structured International Small Cap	35,492	102,070	2,339,500

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended October 31, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at End
Fund	of Year	Bought	Sold	End of Year	of Year

Structured Emerging Markets Equity	22,473	215,060	(236,917)	616	$616

Structured International Equity	66,479	1,139,752	(1,182,039)	24,192	24,216

Structured International Small Cap	5,440	62,661	(58,171)	9,930	9,940

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

	Structured	Structured	Structured
	Emerging	International	International
	Markets Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$5,428,599	$59,052,371	$5,992,934

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Structured	Structured	Structured
	Emerging	International	International
	Markets Equity	Equity	Small Cap

Distributions paid from:
Ordinary income	$1,828,407	$111,477,028	$3,699,710

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Structured	Structured	Structured
	Emerging	International	International
	Markets Equity	Equity	Small Cap

Undistributed ordinary income — net	$4,565,582	$46,523,183	$8,208,556

Capital loss carryforward[1]
Expiring 2016	(16,937,495)	(455,956,512)	(30,936,068)
Expiring 2017	(44,674,289)	(940,883,655)	(21,285,839)

Total capital loss carryforward	$(61,611,784)	$(1,396,840,167)	$(52,221,907)

Unrealized gains — net	74,721,502	163,568,072	43,203,726

Total accumulated gains (losses) — net	$17,675,300	$(1,186,748,912)	$(809,625)

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code. The Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds utilized $42,630,928, $86,605,602 and $13,125,315, respectively, of capital losses in the current fiscal year.

As of October 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured	Structured	Structured
	Emerging	International	International
	Markets Equity	Equity	Small Cap

Tax cost	$342,681,466	$2,201,692,046	$235,111,044

Gross unrealized gain	77,084,834	224,223,760	49,971,512
Gross unrealized loss	(1,191,195)	(61,042,619)	(6,844,972)

Net unrealized security gain	$75,893,639	$163,181,141	$43,126,540

Net unrealized gain (loss) on other investments	(1,172,137)	386,931	77,186

Net unrealized gain	$74,721,502	$163,568,072	$43,203,726

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of passive foreign investment company investments and securities on loan.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differing GAAP/tax treatment relating to foreign currency transactions, passive foreign investment company investments, and realized capital gains taxes.

			Accumulated
			undistributed
		Accumulated net	net investment
Fund	Paid-in capital	realized gain (loss)	income (loss)

Structured Emerging Markets Equity	$—	$436,957	$(436,957)

Structured International Equity	(258,258)	(7,757,067)	8,015,325

Structured International Small Cap	—	(1,764,651)	1,764,651

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Emerging Markets Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,327,999	$91,162,685	358,622	$1,960,003
Reinvestment of distributions	2,073	16,168	1,120	4,917
Shares redeemed	(5,866,141)	(46,837,170)	(59,891)	(328,757)

	5,463,931	44,341,683	299,851	1,636,163

Class C Shares
Shares sold	14,845	116,072	198,857	1,276,557
Reinvestment of distributions	808	6,276	49	214
Shares redeemed	(70,770)	(538,020)	(8,331)	(37,089)

	(55,117)	(415,672)	190,575	1,239,682

Institutional Shares
Shares sold	20,317,640	158,225,150	10,147,083	54,329,977
Shares issued in connection with in-kind	—	—	6,072,202	41,473,136
Reinvestment of distributions	690,410	5,399,004	414,325	1,823,028
Shares redeemed	(23,847,433)	(184,164,753)	(8,132,976)	(36,285,911)

	(2,839,383)	(20,540,599)	8,500,634	61,340,230

Class IR Shares(a)
Shares sold	130	1,000	—	—

	130	1,000	—	—

NET INCREASE	2,569,561	$23,386,412	8,991,060	$64,216,075

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,182,878	$176,641,298	24,445,316	$199,536,922
Reinvestment of distributions	1,284,421	12,458,885	3,634,810	26,897,594
Shares converted from Class B(a)	28,849	270,068	42,812	313,535
Shares redeemed	(35,862,234)	(341,328,780)	(37,173,252)	(283,675,665)

	(16,366,086)	(151,958,529)	(9,050,314)	(56,927,614)

Class B Shares
Shares sold	37,289	358,831	97,516	785,496
Reinvestment of distributions	11,526	110,766	37,390	274,813
Shares converted to Class A(a)	(29,180)	(270,068)	(43,239)	(313,535)
Shares redeemed	(171,534)	(1,598,714)	(317,336)	(2,383,580)

	(151,899)	(1,399,185)	(225,669)	(1,636,806)

Class C Shares
Shares sold	45,815	436,480	95,608	769,271
Reinvestment of distributions	6,889	66,270	24,336	178,624
Shares redeemed	(147,026)	(1,380,407)	(300,215)	(2,310,791)

	(94,322)	(877,657)	(180,271)	(1,362,896)

Institutional Shares
Shares sold	64,702,851	627,486,099	55,726,312	467,092,384
Reinvestment of distributions	4,226,939	41,973,509	10,117,737	76,490,096
Shares redeemed	(74,970,951)	(725,548,538)	(74,597,095)	(593,249,515)

	(6,041,161)	(56,088,930)	(8,753,046)	(49,667,035)

Service Shares
Shares sold	711,996	6,886,587	1,229,788	10,258,734
Reinvestment of distributions	28,464	277,803	57,636	429,386
Shares redeemed	(1,565,155)	(14,884,985)	(1,042,883)	(7,780,892)

	(824,695)	(7,720,595)	244,541	2,907,228

Class IR Shares
Shares sold	3	26	4	31
Reinvestment of distributions	18	171	40	297
Shares redeemed	(3)	(24)	(4)	(30)

	18	173	40	298

Class R Shares
Shares sold	2,656	23,749	15,483	122,694
Reinvestment of distributions	357	3,438	35	257
Shares redeemed	(236)	(2,295)	(4)	(30)

	2,777	24,892	15,514	122,921

NET DECREASE	(23,475,368)	$(218,019,831)	(17,949,205)	$(106,563,904)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,122,338	$8,189,624	3,646,449	$20,658,625
Reinvestment of distributions	117,322	811,868	150,452	705,619
Shares redeemed	(2,235,926)	(16,149,624)	(2,434,259)	(12,741,698)

	(996,266)	(7,148,132)	1,362,642	8,622,546

Class C Shares
Shares sold	28,010	200,029	3,150	22,310
Reinvestment of distributions	74	505	41	192
Shares redeemed	(7,471)	(52,653)	(1,801)	(12,393)

	20,613	147,881	1,390	10,109

Institutional Shares
Shares sold	6,326,392	44,551,994	15,604,436	90,028,681
Shares issued in connection with in-kind	—	—	5,786,273	37,610,773
Reinvestment of distributions	733,403	5,067,812	628,295	2,940,419
Shares redeemed	(7,797,953)	(55,847,106)	(6,158,584)	(33,796,186)

	(738,158)	(6,227,300)	15,860,420	96,783,687

Class IR Shares(a)
Shares sold	143	1,000	—	—

	143	1,000	—	—

NET INCREASE (DECREASE)	(1,713,668)	$(13,226,551)	17,224,452	$105,416,342

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$7.14	$0.08		$1.76	$1.84	$(0.07)	$—	$(0.07)
2010 - C	7.11	—	(c)	1.77	1.77	(0.06)	—	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)	—	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—	—	—

2009 - A	4.45	0.12	(e)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(e)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(e)	2.62	2.75	(0.05)	—	(0.05)

2008 - A	11.04	0.15	(f)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(f)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(f)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (Commenced October 5, 2007)	10.00	—	(c)	1.03	1.03	—	—	—
2007 - Institutional (Commenced October 5, 2007)	10.00	—	(c)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.34% of average net assets.

(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.26% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

					Ratio of		Ratio of
		Net assets,	Ratio of		total		net investment
Net asset		end of	net expenses		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$8.91	25.91%	$52,030	1.45%		1.70%		0.99%		214%
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(d)	1.45	(d)	0.51	(d)	214

7.14	61.83	2,694	1.45		1.76		2.04	(e)	182
7.11	61.28	1,426	2.20		2.51		1.13	(e)	182
7.17	62.25	311,960	1.05		1.36		2.38	(e)	182

4.45	(59.22)	345	1.45		1.89		1.92	(f)	190
4.41	(59.48)	43	2.20		2.64		1.24	(f)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(f)	190

11.04	10.40	157	1.45	(d)	2.79	(d)	0.77	(d)	16
11.03	10.30	11	2.20	(d)	3.54	(d)	(0.60	)(d)	16
11.04	10.40	97,302	1.05	(d)	2.39	(d)	0.58	(d)	16

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$9.61	$0.18	$0.63	$0.81	$(0.21)	$—	$(0.21)
2010 - B	9.47	0.11	0.62	0.73	(0.14)	—	(0.14)
2010 - C	9.47	0.10	0.63	0.73	(0.14)	—	(0.14)
2010 - Institutional	9.86	0.22	0.66	0.88	(0.25)	—	(0.25)
2010 - Service	9.67	0.16	0.65	0.81	(0.21)	—	(0.21)
2010 - IR	9.56	0.20	0.63	0.83	(0.24)	—	(0.24)
2010 - R	9.55	0.15	0.63	0.78	(0.21)	—	(0.21)

2009 - A	8.06	0.17	1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

					Ratio of		Ratio of
		Net assets,	Ratio of		total		net investment
Net asset		end of	net expenses		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.21	8.59%	$530,086	1.25%		1.29%		1.89%		111%
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111

9.61	25.56	656,289	1.25		1.32		2.17		167	(c)
9.47	24.49	7,620	2.00		2.07		1.50		167	(c)
9.47	24.68	5,622	2.00		2.07		1.52		167	(c)
9.86	26.03	1,770,267	0.85		0.92		2.55		167	(c)
9.67	25.46	29,882	1.35		1.42		1.96		167	(c)
9.56	25.94	7	1.00		1.07		2.51		167	(c)
9.55	25.32	155	1.50		1.57		0.95		167	(c)

8.06	(31.64)	623,459	1.20	(d)	1.28	(d)	1.76	(d)	25
7.91	(31.69)	8,149	1.95	(d)	2.03	(d)	1.00	(d)	25
7.90	(31.66)	6,116	1.95	(d)	2.03	(d)	1.00	(d)	25
8.29	(31.54)	1,560,672	0.80	(d)	0.88	(d)	2.20	(d)	25
8.08	(31.58)	22,994	1.30	(d)	1.38	(d)	1.68	(d)	25
8.04	(31.57)	5	0.95	(d)	1.03	(d)	1.98	(d)	25
8.01	(31.66)	5	1.45	(d)	1.53	(d)	1.47	(d)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(d)	1.00	(d)	3.02	(d)	161
11.72	(19.92)	8	1.45	(d)	1.50	(d)	2.55	(d)	161

15.90	19.12	1,495,073	1.22		1.26		1.96		56
15.67	18.28	19,124	1.97		2.01		0.98		56
15.64	18.21	13,961	1.97		2.01		0.98		56
16.28	19.63	3,255,644	0.82		0.86		2.38		56
15.93	19.11	55,340	1.32		1.36		1.67		56

14.29	24.02	739,861	1.26		1.35		1.63		59
14.09	23.18	10,306	2.02		2.11		0.64		59
14.09	23.10	7,110	2.02		2.11		0.67		59
14.59	24.52	1,661,909	0.86		0.95		2.01		59
14.31	23.87	40,369	1.37		1.46		1.38		59

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$7.03	$0.12	(c)	$1.21	$1.33	$(0.16)
2010 - C	6.95	0.09	(c)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(c)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(c)	1.18	1.21	—

2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)

2008 - A	10.46	0.20	(e)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(e)	(5.68)	(5.55)	— (f)
2008 - Institutional	10.47	0.23	(e)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (Commenced September 28, 2007)	10.00	—	(f)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.19% of average net assets.

(d)	Annualized.

(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.20% of average net assets.

(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

					Ratio of		Ratio of
		Net assets,	Ratio of		total		net investment
Net asset		end of	net expenses		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$8.20	19.36%	$34,154	1.30%		1.50%		1.71	%(c)	113%
8.08	18.50	213	2.05		2.25		1.24	(c)	113
8.21	19.67	236,265	0.90		1.10		2.18	(c)	113
8.21	17.29	1	1.05	(d)	1.25	(d)	2.49	(c)(d)	113

7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209

4.94	(52.55)	18,763	1.30		1.70		2.39	(e)	117
4.91	(52.94)	21	2.05		2.45		1.70	(e)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(e)	117

10.46	4.60	43,572	1.30	(d)	1.90	(d)	(0.58	)(d)	4
10.46	4.60	10	2.05	(d)	2.65	(d)	(1.06	)(d)	4
10.47	4.70	143,817	0.90	(d)	1.50	(d)	0.09	(d)	4

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Small Cap Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2010

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service Shares, Class IR or Class R of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service Shares, Class IR and Class R of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/01/10	10/31/10		10/31/10*	5/01/10	10/31/10		10/31/10*	5/01/10	10/31/10		10/31/10*
Class A
Actual	$1,000	$1,100.00		$7.68	$1,000	$1,059.10		$6.49	$1,000	$1,080.40		$6.82
Hypothetical 5% return	1,000	1,017.90+		7.37	1,000	1,018.90+		6.36	1,000	1,018.65+		6.61

Class B
Actual	N/A	N/A		N/A	1,000	1,055.60		10.36	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,015.12	+	10.16	N/A	N/A		N/A

Class C
Actual	1,000	1,095.70		11.62	1,000	1,054.50		10.36	1,000	1,075.90		10.73
Hypothetical 5% return	1,000	1,014.12	+	11.17	1,000	1,015.12	+	10.16	1,000	1,014.87	+	10.41

Institutional
Actual	1,000	1,103.40		5.57	1,000	1,060.70		4.41	1,000	1,080.30		4.72
Hypothetical 5% return	1,000	1,019.91	+	5.35	1,000	1,020.92	+	4.33	1,000	1,020.67	+	4.58

Service
Actual	N/A	N/A		N/A	1,000	1,058.80		7.01	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.40	+	6.87	N/A	N/A		N/A

Class IR(a)
Actual	1,000	1,170.80		2.19	1,000	1,059.50		5.14	1,000	1,172.90		1.91
Hypothetical 5% return	1,000	1,019.11	+	6.16	1,000	1,020.21	+	5.04	1,000	1,019.91	+	5.35

Class R
Actual	N/A	N/A		N/A	1,000	1,057.50		7.78	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.64	+	7.63	N/A	N/A		N/A

(a)	Class IR of the Structured Emerging Markets Equity and Structured International Small Cap Funds commenced operations on August 31, 2010.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured Emerging Markets Equity	1.45%	N/A	2.20%	1.05%	N/A	1.20%	N/A
Structured International Equity	1.25	2.00%	2.00	0.85	1.35%	1.00	1.50%
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured Emerging Markets Equity, Goldman Sachs Structured International Equity and Goldman Sachs Structured International Small Cap Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	commission rates paid by the Funds and other portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured International Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Funds. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Trustees observed that the Structured International Equity and Structured International Small Cap Funds ranked in the bottom half of their respective peer groups over the one-year period ended December 31, 2009, but noted the Structured International Equity Fund’s recent improvement over the most recent three-month time period. The Trustees also noted that, in response to the recent market turmoil, the Investment Adviser implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel. The Trustees also recognized that these changes would need time to achieve their desired effects, and resolved to continue to monitor the Funds’ performance. The Trustees noted that they had expressed concern about the under performance relative to their respective peer groups and benchmarks of the Funds to senior management of the Investment Adviser and determined that the changes implemented by the Investment Adviser, and the Funds’ recent performance, including over the most recent three-month period, provided a basis for concluding that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a three-year (five-year, in the case of Structured International Equity Fund) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Structured Emerging	Structured International	Structured International
	Markets Equity Fund	Equity Fund	Small Cap Fund

First $1 billion	1.00%	0.85%	0.85%
Next $1 billion	1.00	0.77	0.85
Next $3 billion	0.90	0.73	0.77
Next $3 billion	0.86	0.72	0.73
Over $8 billion	0.84	0.71	0.72

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Structured International Equity Fund, which had asset levels above at least the first breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned throughout the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — Structured International Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2010, the total amount of income received by the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds from sources within foreign countries and possessions of the United States was $0.0832, $0.1355, and $0.0777 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds to such countries was $0.0096, $0.0109, and $0.0049 per share, respectively.

For the fiscal year ended October 31, 2010, 67.90%, 71.96%, and 40.41% of the dividends paid from net investment company taxable income by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] ■ Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso*	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel
*Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright© 2010 Goldman, Sachs & Co. All rights reserved. 45166.MF.TMPL STINTAR10 / 35.1K / 12-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,967,675	$2,902,425	Financial Statement audits.

Audit-Related Fees:

• PwC	$112,017	$164,192	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$773,417	$611,246	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2010 and October 31, 2009 were approximately $885,434 and $775,438 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 30, 2010